Schwab Focus Funds

    ANNUAL REPORT
    October 31, 2002


    Communications Focus Fund

    Financial Services Focus Fund

    Health Care Focus Fund

    Technology Focus Fund

                                                           [CHARLES SCHWAB LOGO]

Four ways to add focus to your portfolio using sector investing.

In this report:

        Market overview ........................................    2

        Communications Focus Fund ..............................    4

        Financial Services Focus Fund ..........................   13

        Health Care Focus Fund .................................   22

        Technology Focus Fund ..................................   31

        Financial notes ........................................   40

        Fund trustees ..........................................   45

        Glossary ...............................................   48

[PHOTO OF CHARLES SCHWAB]

Charles R. Schwab
Chairman and Co-CEO

Dear Shareholder,

Equity markets are traditionally seen as an indication of investor sentiment about the future, but there are times when they may appear to be more of a reflection of the present.

As the period covered by this report began, America was reeling from September
11. Coming at a time when there was widespread uncertainty about the direction of the economy and no uncertainty at all about recent direction of stock prices, the tragic events of 9/11 exacerbated the downward slide of stock prices. The result was a very disappointing 12 months for stock markets, in the U.S. and around the globe as well.

While many things have changed as a result of 9/11, the basic principles of investing remain very much the same. Concepts such as asset allocation and portfolio rebalancing are as timely and important as ever. So is dollar-cost averaging--a basic mathematical principle you can bring into play simply by investing a set amount on a regular schedule.

Stock investing should be a long-term proposition. Today's bad news often has an impact on equity markets. But over time, larger factors such as economic growth shape the broader trends. And it is these trends that long-term investing is all about.

I want to thank you for choosing SchwabFunds(R) during this difficult time for investors. We strive to help you reach your financial goals, and look forward to serving you in the future

Sincerely,

/s/ Charles Schwab

MARKET OVERVIEW

ECONOMIC WEAKNESS AND CORPORATE MALFEASANCE TOOK A HEAVY TOLL ON STOCKS.

The period covered by this report (11/1/01-10/31/02) saw Americans dealing with a range of issues, from the aftermath of September 11 to an economy that continued to send mixed signals about its current health and future prospects.

Stocks began the period on a positive note, having quickly recovered most of their post-9/11 losses. But growing worries about the economic impact of terrorism, weak corporate earnings, growing indications that a strong recovery was unlikely, and the revelation of fraudulent accounting and reporting practices at several prominent companies soon sent stock prices downward. All sectors in the S&P 500(R) Index posted negative returns for the report period.

By many indications, the economy itself actually was fairly solid during the report period, showing some improvement from the prior 12 months. However, that was not enough to support investor sentiment, given that markets were still contending with the exceptionally high stock prices created by the technology stock bubble of the late 1990's as well as concerns over corporate earnings and corporate governance.

Stocks did rebound in October 2002 as companies posted a second consecutive quarter of earnings growth (after five quarters of contraction). However, much of the earnings growth came from cost-cutting, rather than from revenue growth. After lowering short-term rates twice in late 2001, the Federal Reserve (the
Fed) held rates steady during the report period, although it signalled in August that further cuts may

ASSET CLASS PERFORMANCE COMPARISON % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

-15.11%    S&P 500(R) INDEX: measures U.S. large-cap stocks

-11.57%    RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

-13.21% MSCI-EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

5.89% LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

1.81% THREE-MONTH U.S. TREASURY BILLS (T-BILLS): measures short-term U.S. Treasury obligations

[LINE GRAPH]

                Lehman                      Russell 2000
               Aggregate      MSCI EAFE       Small-Cap      S&P 500    3 Month
              Bond Index        Index           Index         Index      T-Bill
31-Oct-01         0                0               0              0          0
   Nov-01     -0.42             1.17            1.15           2.59       0.02
   Nov-01      0.04             3.35            2.35           5.72        0.1
   Nov-01     -2.01             4.03            5.48           7.45       0.11
   Nov-01     -2.34              3.6            7.15           8.55       0.14
   Nov-01     -1.38              3.8            7.74           7.67       0.21
   Dec-01     -2.84             5.42           12.55           9.46       0.26
   Dec-01     -2.82             1.58           10.27           6.13       0.28
   Dec-01     -2.39             2.01           13.26           8.19       0.32
   Dec-01     -2.45             3.99           15.58           9.71       0.35
   Jan-02     -2.24             6.19           16.91          10.93       0.39
   Jan-02     -0.76              3.1           14.75           8.38       0.45
   Jan-02     -0.92             1.18           11.11           6.68       0.47
   Jan-02     -1.44             0.09           12.29           7.22       0.48
   Feb-02     -1.01            -1.05           12.48           6.28       0.51
   Feb-02     -0.68            -2.45            9.38           3.82       0.55
   Feb-02     -0.46             0.01           10.02           4.58       0.58
   Feb-02     -0.27            -2.11            9.07           3.22       0.61
   Mar-02     -0.66             1.07           12.21           7.36       0.64
   Mar-02     -1.79              6.9           17.29          10.43       0.67
   Mar-02     -1.98             6.75           17.15          10.61       0.69
   Mar-02     -2.07             5.45           17.93           8.95       0.73
   Mar-02      -1.9             5.18           18.95           8.92       0.78
   Apr-02     -0.93             5.17           16.93           6.58       0.81
   Apr-02     -0.69             3.35           21.11           5.47       0.84
   Apr-02     -0.46             6.68           21.58           6.81       0.86
   Apr-02      0.09             5.67           17.86           2.17       0.88
   May-02      0.15             6.38           20.44           1.99       0.91
   May-02      0.11             5.67           15.87           0.23       0.95
   May-02      -0.3             8.53           19.71           5.13       0.99
   May-02      0.33             7.83           16.13           2.97       1.04
   May-02      0.84             6.89           14.71           1.56       1.07
   Jun-02      0.79             3.47           10.73          -2.21        1.1
   Jun-02      1.88            -0.88            8.08          -4.14       1.14
   Jun-02      2.03            -0.96            8.57          -5.86       1.17
   Jun-02      1.71             2.56            9.01          -5.67       1.21
   Jul-02       1.6             2.07            3.91          -5.75       1.22
   Jul-02       2.8            -2.52           -2.58          -12.2       1.26
   Jul-02       2.9            -5.27           -8.96         -19.21       1.29
   Jul-02      3.13           -11.09           -9.88         -18.73       1.33
   Aug-02      3.72           -10.13          -11.21         -17.54       1.38
   Aug-02      3.78             -7.4           -8.35         -13.31       1.41
   Aug-02      3.52            -6.51           -6.54         -11.39       1.44
   Aug-02      4.27            -5.56           -5.55         -10.23       1.47
   Aug-02      4.67            -7.78           -7.69         -12.45        1.5
   Sep-02      4.97           -10.47           -7.52         -14.57       1.53
   Sep-02      5.64           -12.33           -7.86         -14.96       1.56
   Sep-02      5.98           -15.91          -13.21         -19.21        1.6
   Sep-02      6.09            -15.6          -14.43         -20.93       1.63
   Oct-02      6.11            -18.4          -17.68         -23.36       1.66
   Oct-02       5.6            -17.4          -18.38         -20.04       1.69
   Oct-02      4.53           -13.63             -14         -15.36        1.7
   Oct-02      4.92           -14.62           -11.8         -14.09       1.74
31-Oct-02      5.89           -13.21          -11.57         -15.11       1.81

These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance isn't an indication of future results.

Data source: Charles Schwab & Co., Inc. (Schwab).

Schwab Focus Funds
be needed. (The Fed eventually made a half-point cut in November, after the report period ended.)

One result of the economic uncertainty and stock market turbulence was a resurgence of interest in bonds, especially high quality issues. Investor demand for Treasury bonds pushed prices up and yields down; 10-year Treasury yields ended the report period near their lowest level in 40 years. With improvements in corporate earnings, the unusually wide yield gap between corporate bonds and Treasuries appears to be narrowing.

LOOKING AHEAD: SLOW-PACED ECONOMIC IMPROVEMENT SEEMS LIKELY TO CONTINUE.

One key factor for the economy has been consumer spending, which has remained strong over the past few years. Now it appears to be weakening. However, capital spending by corporations, which had been depressed, is showing signs of revival and may be able to take up some of the slack. Unemployment has been drifting downward from its peak of 6.0% in April, a positive sign.

Equity markets appear to be searching for a convincing reason to rally. Investors also see a number of uncertainties, including war with Iraq, tensions in the Middle East and the success of reforms in corporate governance and accounting practices.

S&P 500(R) INDEX PRICE/EARNINGS RATIO (P/E)

Dollar-weighted average P/E for all stocks in the index

USING TRADITIONAL REPORTED EARNINGS, THE P/E SKYROCKETED TO 62 IN EARLY 2002 AS CORPORATE EARNINGS COLLAPSED. BY THE END OF THE REPORT PERIOD, WITH THE COMBINATION OF LOWER STOCK PRICES AND IMPROVED EARNINGS, IT HAD FALLEN TO 29--STILL SIGNIFICANTLY ABOVE THE 30-YEAR AVERAGE OF 17.

[LINE GRAPH]


                   S&P 500 PE Ratio           30 Avrge
Sep-92                   24.7                   17.24
Oct-92                  24.64                   17.24
Nov-92                   23.8                   17.24
Dec-92                  24.31                   17.24
Jan-93                  24.29                   17.24
Feb-93                  24.44                   17.24
Mar-93                  23.48                   17.24
Apr-93                  22.92                   17.24
May-93                  22.96                   17.24
Jun-93                   22.9                   17.24
Jul-93                  22.91                   17.24
Aug-93                  24.21                   17.24
Sep-93                  23.77                   17.24
Oct-93                  24.04                   17.24
Nov-93                  22.52                   17.24
Dec-93                  22.95                   17.24
Jan-94                  22.98                   17.24
Feb-94                  21.17                   17.24
Mar-94                  20.34                   17.24
Apr-94                   20.1                   17.24
May-94                  20.16                   17.24
Jun-94                  19.77                   17.24
Jul-94                  18.63                   17.24
Aug-94                  18.91                   17.24
Sep-94                  18.32                   17.24
Oct-94                  17.51                   17.24
Nov-94                  16.56                   17.24
Dec-94                  16.98                   17.24
Jan-95                  16.05                   17.24
Feb-95                  16.22                   17.24
Mar-95                  16.47                   17.24
Apr-95                     16                   17.24
May-95                  16.45                   17.24
Jun-95                  16.77                   17.24
Jul-95                  16.61                   17.24
Aug-95                  16.18                   17.24
Sep-95                  16.85                   17.24
Oct-95                  16.18                   17.24
Nov-95                  17.86                   17.24
Dec-95                  17.41                   17.24
Jan-96                  18.29                   17.24
Feb-96                  18.57                   17.24
Mar-96                  18.94                   17.24
Apr-96                  19.16                   17.24
May-96                  19.48                   17.24
Jun-96                   19.3                   17.24
Jul-96                  18.31                   17.24
Aug-96                  18.62                   17.24
Sep-96                  19.73                   17.24
Oct-96                  19.59                   17.24
Nov-96                  21.06                   17.24
Dec-96                  20.77                   17.24
Jan-97                  20.52                   17.24
Feb-97                  20.95                   17.24
Mar-97                  19.87                   17.24
Apr-97                  20.23                   17.24
May-97                  21.45                   17.24
Jun-97                  22.44                   17.24
Jul-97                  23.99                   17.24
Aug-97                  22.74                   17.24
Sep-97                     24                   17.24
Oct-97                  22.84                   17.24
Nov-97                  24.12                   17.24
Dec-97                  24.53                   17.24
Jan-98                  25.03                   17.24
Feb-98                  26.49                   17.24
Mar-98                  27.98                   17.24
Apr-98                  26.69                   17.24
May-98                  26.15                   17.24
Jun-98                  27.27                   17.24
Jul-98                  26.94                   17.24
Aug-98                   22.9                   17.24
Sep-98                  24.35                   17.24
Oct-98                  28.07                   17.24
Nov-98                  30.31                   17.24
Dec-98                  32.15                   17.24
Jan-99                   33.9                   17.24
Feb-99                  32.64                   17.24
Mar-99                  33.92                   17.24
Apr-99                   33.9                   17.24
May-99                  32.74                   17.24
Jun-99                   34.7                   17.24
Jul-99                  31.31                   17.24
Aug-99                  31.21                   17.24
Sep-99                  30.39                   17.24
Oct-99                  30.41                   17.24
Nov-99                  30.65                   17.24
Dec-99                  32.53                   17.24
Jan-00                  29.78                   17.24
Feb-00                  28.59                   17.24
Mar-00                   31.5                   17.24
Apr-00                  29.41                   17.24
May-00                  28.82                   17.24
Jun-00                  29.31                   17.24
Jul-00                  28.94                   17.24
Aug-00                  30.35                   17.24
Sep-00                  28.64                   17.24
Oct-00                   27.5                   17.24
Nov-00                  25.42                   17.24
Dec-00                  25.39                   17.24
Jan-01                  27.96                   17.24
Feb-01                  25.32                   17.24
Mar-01                   24.1                   17.24
Apr-01                  28.14                   17.24
May-01                  28.92                   17.24
Jun-01                  28.77                   17.24
Jul-01                  33.36                   17.24
Aug-01                  31.32                   17.24
Sep-01                  34.22                   17.24
Oct-01                  41.31                   17.24
Nov-01                  46.05                   17.24
Dec-01                  48.28                   17.24
Jan-02                  60.74                   17.24
Feb-02                   60.6                   17.24
Mar-02                  61.87                   17.24
Apr-02                  46.28                   17.24
May-02                  43.62                   17.24
Jun-02                  42.13                   17.24
Jul-02                  32.71                   17.24
Aug-02                  32.65                   17.24
Sep-02                  29.65                   17.24
Oct-02                  28.85                   17.24

P/E is stock price divided by earnings per share (for one company or, as here, an entire index). Thus, a P/E of 20 would indicate a stock price that is 20 times recent earnings. Investors use P/E as a relative measure of how high or low stock prices are.

TOTAL RETURNS OVERALL AND BY SECTOR

For the S&P 500 Index and the 11 S&P sector indices.

EVERY SECTOR OF THE S&P 500 WAS NEGATIVE DURING THE REPORT PERIOD. TECHNOLOGY AND COMMUNICATIONS SERVICES CONTINUED THEIR LONG-TERM SLIDE. UTILITIES COMPANIES WERE HURT BY REDUCED DEMAND FROM CORPORATE CUSTOMERS.

S&P AND S&P SECTOR INDICES 10/31/01-10/31/02

[BAR CHART]


Transportation                                 -0.29
Consumer Cyclicals                             -1.17
Financials                                     -4.76
Basic Materials                                -4.96
Consumer Staples                                -5.7
Energy                                        -13.12
S&P 500 Index                                  -15.1
Health Care                                   -17.54
Capital Goods                                 -20.86
Technology                                    -26.56
Communication Services                        -33.94
Utilities                                     -36.44

Performance varies among sectors: within a period there can be wide differences between the best-performing sector and the worst. Sector rankings tend to change from one period to the next. Higher-growth sectors may indicate above-average long-term performance.

Data source: Bloomberg L.P.

The fund's goal is to seek long-term capital growth.

Communications Focus Fund

[PHOTO OF GERI HOM]

GERI HOM, a vice president and senior portfolio manager of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

TICKER SYMBOL: SWCFX

MANAGER'S PERSPECTIVE

THE EQUITY MARKETS CONTINUED TO FALL DURING THE REPORT PERIOD AS INVESTORS AVOIDED STOCKS DUE TO WORRIES OVER CORPORATE EARNINGS AND THE OVERALL STRENGTH OF THE ECONOMY. The communications sector and the fund both posted negative returns for the period, and both significantly underperformed the broad market as measured by the S&P 500(R) Index. Amid this dismal environment, one positive note was the fact that the fund did outperform the S&P 500 during the last three months of the report period, which could be an indication that the sector is emerging from this long and challenging period of retrenchment.

THE SECTOR'S POOR PERFORMANCE CAN BE AT LEAST PARTIALLY ATTRIBUTED TO THE AGGRESSIVE EXPANSION OF TELECOMMUNICATION SERVICES AND CAPACITY IN THE LATE 1990'S. The resulting imbalance between an abundant supply of capacity and a demand that so far has failed to materialize has left many firms without the revenue streams needed to support their investment in infrastructure. As a result, we saw the credit quality of many firms' debt securities become downgraded, which increased their cost of capital and put further pressure on already depressed earnings. Additionally, the telecom industry has remained fiercely competitive, which has made it very difficult for firms to raise prices as a way of seeking additional revenue.

Since the fund focuses its investments on companies involved in one specific sector, the fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the report date.

Schwab Focus Funds

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 10/31/02

This chart compares performance of the fund with the S&P Communications Sector Index and the Morningstar Communications Fund category.

[BAR CHART]

                                                  S&P COMMUNICATIONS               PEER GROUP
                                 FUND 1              SECTOR INDEX                   AVERAGE 2
1 YEAR                          -31.73%                 -34.11%                     -37.52%

SINCE INCEPTION:  7/3/00        -41.64%                 -32.33%                     -45.66%

PERFORMANCE OF A $10,000 INVESTMENT

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in two indices: the S&P 500(R) Index and the S&P Communications Sector Index.

$2,841  FUND 1
$4,022  S&P COMMUNICATIONS SECTOR INDEX
$6,287  S&P 500 INDEX

[LINE GRAPH]

                                  S&P Telecommunication
                   SWCFX             Services Sector           S&P 500 Index
 3-Jul-00           10000                   10000                   10000
   Jul-00            9490                    9205                    9844
   Aug-00            9720                    8986                   10455
   Sep-00            8510                    8910                    9903
   Oct-00            8130                    9130                    9862
   Nov-00            6740                    7825                    9085
   Dec-00            6402                    7206                    9129
   Jan-01            7382                    8264                    9453
   Feb-01            5972                    7522                    8591
   Mar-01            5462                    7148                    8046
   Apr-01            5972                    7452                    8672
   May-01            5682                    7333                    8730
   Jun-01            5232                    7016                    8518
   Jul-01            5142                    7335                    8434
   Aug-01            4581                    6654                    7906
   Sep-01            4281                    7035                    7267
   Oct-01            4161                    6105                    7406
   Nov-01            4471                    6215                    7974
   Dec-01            4511                    6323                    8044
   Jan-02            4181                    5830                    7927
   Feb-02            3931                    5456                    7774
   Mar-02            3961                    5341                    8066
   Apr-02            3461                    4511                    7577
   May-02            3481                    4676                    7521
   Jun-02            2941                    4092                    6986
   Jul-02            2651                    3583                    6442
   Aug-02            2681                    3520                    6484
   Sep-02            2361                    3026                    5779
31-Oct-02            2841                    4022                    6287

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance doesn't indicate future results.

1 Fund returns reflect expense reductions by the fund's investment adviser
  (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source: Morningstar, Inc. As of 10/31/02, the total number of funds in the Communications Fund category for the one-year period was 52.

COMMUNICATIONS FOCUS FUND

FUND FACTS As of October 31, 2002


TOP TEN HOLDINGS 1

SECURITY                                 % OF INVESTMENTS
------------------------------------------------------------
(1)  VERIZON COMMUNICATIONS, INC.              11.7%
------------------------------------------------------------
(2)  SBC COMMUNICATIONS, INC.                  10.6%
------------------------------------------------------------
(3)  VODAFONE GROUP PLC                        6.6%
------------------------------------------------------------
(4)  BELLSOUTH CORP.                           6.0%
------------------------------------------------------------
(5)  AT&T CORP.                                5.8%
------------------------------------------------------------
(6)  NOKIA OYJ                                 4.4%
------------------------------------------------------------
(7)  THE WALT DISNEY CO.                       3.9%
------------------------------------------------------------
(8)  CHINA MOBILE LTD.                         3.1%
------------------------------------------------------------
(9)  QUALCOMM, INC.                            2.9%
------------------------------------------------------------
(10) MOTOROLA, INC.                            2.9%
------------------------------------------------------------
     TOTAL                                     57.9%

STATISTICS

                                                            PEER GROUP
                                               FUND          AVERAGE 2
----------------------------------------------------------------------
NUMBER OF HOLDINGS                              51             49
----------------------------------------------------------------------
MEDIAN MARKET CAP ($ x 1,000,000)             $29,188       $18,904
----------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                      --            24.4
----------------------------------------------------------------------
PRICE/BOOK (P/B)                               2.0            2.2
----------------------------------------------------------------------
12-MONTH YIELD                                0.00%          0.08%
----------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                        94%            201%
----------------------------------------------------------------------
THREE-YEAR BETA 3                              --              --
----------------------------------------------------------------------

EXPENSE RATIO

[BAR CHART]

FUND                            0.89% 4
PEER GROUP AVERAGE              1.62% 2

INDUSTRY WEIGHTINGS

This chart shows the composition by industry of the fund's portfolio as of the report date.

COMMUNICATIONS FOCUS FUND

[PIE CHART]

63.2%           TELEPHONE
22.0%           MEDIA
13.0%           ELECTRONICS
 1.0%           AUTOMOTIVE PRODUCTS/MOTOR VEHICLES
 0.8%           OTHER

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 10/31/02, there were 55 funds in the
  Communications Fund category.

3 Not available until the fund has sufficient performance to report.

4 Guaranteed by Schwab and the investment adviser through 2/28/03
  (excluding interest, taxes and certain non-routine expenses).

Schwab Focus Funds

COMMUNICATIONS FOCUS FUND -- Financials

Financial tables

These tables provide additional data on the fund's performance, portfolio holdings and business operations. Complementing the tables is the financial notes section at the end of this report, which describes the fund's business structure, accounting practices and other matters. The financial tables and the financial notes have been audited by PricewaterhouseCoopers LLP.

Look online at WWW.SCHWAB.COM/SCHWABFUNDS/HOW2READ for guides that are designed to help you read the financial tables in any SchwabFunds(R) shareholder report.

FINANCIAL HIGHLIGHTS

                                                   11/1/01-          11/1/00-       7/3/00 1-
                                                   10/31/02          10/31/01       10/31/00
--------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------
Net asset value at beginning of period                4.16             8.13         10.00
Loss from investment operations:
   Net investment income or loss                      0.03            (0.00) 2       0.00 2
   Net realized and unrealized losses                (1.35)           (3.97)        (1.87)
                                                    ----------------------------------------
   Total loss from investment operations             (1.32)           (3.97)        (1.87)
Less distributions:
   Dividends from net investment income                 --            (0.00) 2         --
                                                    ----------------------------------------
Net asset value at end of period                      2.84             4.16          8.13
                                                    ----------------------------------------
Total return (%)                                    (31.73)          (48.82)       (18.70) 3

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------
Ratio of net operating expenses to
   average net assets                                 0.89             0.89 5        0.89 4
Expense reductions reflected in above ratio           0.79             0.40          0.82 4
Ratio of net investment income or loss to
   average net assets                                 0.69            (0.02)         0.07 4
Portfolio turnover rate                                 94              154            45
Net assets, end of period ($ x 1,000,000)                9               16            32

1 Commencement of operations.

2 Per-share amount was less than $0.01.

3 Not annualized.

4 Annualized.

5 Would have been 0.90% if certain non-routine expenses (interest expense) had been included.

See financial notes.

COMMUNICATIONS FOCUS FUND -- Financials

PORTFOLIO HOLDINGS As of October 31, 2002.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)  Top ten holding

 +   New holding (since 10/31/01)

 o   Non-income producing security

 *   American Depositary Receipt

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

100.0%          COMMON STOCK
                Market Value:  $9,270
                Cost:  $13,095

  0.0%          RIGHTS
                Market Value:  $0
                Cost:  $0
--------------------------------------
100.0%          TOTAL INVESTMENTS
                Market Value:  $9,270
                Cost:  $13,095

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)

      COMMON STOCK 100.0% of investments

      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 1.0%
      -------------------------------------------------------------------------
    o  General Motors Corp., Class H    9,900                                98

      BUSINESS SERVICES 0.8%
      -------------------------------------------------------------------------
   o+  IDT Corp. 4,400                                                       76

      ELECTRONICS 13.0%
      -------------------------------------------------------------------------
    o  JDS Uniphase Corp. 22,500                                             51
   o+  L-3 Communications Holdings, Inc.  1,600                              75
    o  Lucent Technologies, Inc.         57,600                              71
 (10)  Motorola, Inc. 29,490                                                270
*+(6)  Nokia Oyj 24,453                                                     406
 o(9)  Qualcomm, Inc. 7,900                                                 273
   o+  Univision Communications, Inc.,
       Class A 2,200                                                         57
                                                              -----------------
                                                                          1,203

      MEDIA 22.0%
      -------------------------------------------------------------------------

    o  Charter Communications, Inc.,
       Class A   26,800                                                      30
    o  Clear Channel Communications, Inc.  7,242                            268
   o+  Comcast Corp., Special Class A   10,200                              235
    o  Cox Communications, Inc., Class A   8,100                            222
    o  EchoStar Communications Corp.,
       Class A   4,200                                                       86
   o+  Entravision Communications Corp.,
       Class A   6,300                                                       75
    o  Fox Entertainment Group, Inc.,
       Class A   5,700                                                      139
   *o  Grupo Televisa SA   1,500                                             42
   o+  Hispanic Broadcasting Corp.   2,500                                   54
    o  Insight Communications Co.   5,200                                    51
    o  Liberty Media Corp., Class A   27,354                                226
   o+  PanAmSat Corp.   2,500                                                49
    o  USA Networks, Inc.   5,500                                           139
  (7)  The Walt Disney Co.   21,895                                         366
   o+  Westwood One, Inc.   1,500                                            54
                                                              -----------------
                                                                          2,036

      TELEPHONE 63.2%
      -------------------------------------------------------------------------
       Alltel Corp.   2,100                                                 104
     * America Movil SA, Series L   12,200                                  164
   (5) AT&T Corp.   41,392                                                  540
     o AT&T Wireless Services, Inc.   27,034                                186
   (4) BellSouth Corp.   21,337                                             558
     + CenturyTel, Inc.  2,300                                               65
*o+(8) China Mobile Ltd.   23,500                                           288
     * Compania Anonima Nacional
       Telefonos de Venezuela   100                                           1
    *o Deutsche Telekom AG   6,402                                           73
     + Inter-Tel, Inc.   1,700                                               46
    o+ Level 3 Communications, Inc.   6,300                                  30
    *+ Mobile Telesystems   1,200                                            39
     o Nextel Communications, Inc.,
       Class A   18,100                                                     204
     * Nippon Telegraph & Telephone Corp.   5,400                           100
    *+ Pt Telekomunikasi   15,100                                           101
     o Qwest Communications
       International, Inc.   19,200                                          65

See financial notes.

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
  (2) SBC Communications, Inc.   38,204                                     980
    * SK Telecom Co. Ltd.   6,600                                           132
    + Sprint Corp. (FON Group)   10,300                                     128
    o Sprint Corp. (PCS Group)   12,309                                      43
   *+ Telecom Corp. of New Zealand Ltd.   5,200                             102
    * Telefonaktiebolaget LM Ericsson   5,026                                40
   *o Telefonica SA   4,555                                                 129
    o Utstarcom, Inc.   2,600                                                44
  (1) Verizon Communications, Inc.   28,782                               1,087
 *(3) Vodafone Group PLC   38,172                                           608
                                                              -----------------
                                                                          5,857

      RIGHTS 0.0% of investments
      -------------------------------------------------------------------------
      Liberty Media Corp., Class A
      expires 12/2/02   1,094                                                --

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.

See financial notes.
                                                                               9

COMMUNICATIONS FOCUS FUND -- Financials

Statement of
ASSETS AND LIABILITIES
As of October 31, 2002. All numbers x 1,000 except NAV.

ASSETS

-------------------------------------------------------------------
Investments, at market value                               $  9,270 a
Receivables:
  Fund shares sold                                               25
  Dividends                                                      28
  Reimbursement from adviser                                      2
Prepaid expenses                                      +           3
                                                      -------------
TOTAL ASSETS                                                  9,328

LIABILITIES

-------------------------------------------------------------------
Cash overdraft                                                    2
Payables:
  Fund shares redeemed                                            4
Accrued expenses                                      +          41
                                                      -------------
TOTAL LIABILITIES                                                47

NET ASSETS
-------------------------------------------------------------------
TOTAL ASSETS                                                  9,328
TOTAL LIABILITIES                                     -          47
                                                      -------------
NET ASSETS                                                 $  9,281

NET ASSETS BY SOURCE

Capital received from investors                              37,541
Net investment income not yet distributed                        86
Net realized capital losses                                (24,521)
Net unrealized capital losses                               (3,825)

NET ASSET VALUE (NAV)

                           SHARES
NET ASSETS       /        OUTSTANDING      =     NAV
$9,281                       3,270              $2.84

a The fund paid $13,095 for these securities. Not counting short-term obligations and government securities, the fund paid $11,580 for securities during the report period and received $13,465 from securities it sold or that matured.

FEDERAL TAX DATA

PORTFOLIO COST                       $14,629
NET UNREALIZED GAINS AND LOSSES:
Gains                                   $354
Losses                            +  (5,713)
                                    --------
                                    ($5,359)
UNDISTRIBUTED EARNINGS:
Ordinary income                        $86
Long-term capital gain                 $--
UNUSED CAPITAL LOSSES:
Expires 10/31 of:                Loss amount
  2008                                $1,226
  2009                                13,397
  2010                            +    8,364
                                    --------
                                     $22,987

See financial notes.

Statement of
OPERATIONS
For November 1, 2001 through October 31, 2002. All numbers x 1,000.

INVESTMENT INCOME
-------------------------------------------------------------------
Dividends                                                      $197 a

NET REALIZED GAINS AND LOSSES
-------------------------------------------------------------------
Net realized losses on investments sold                      (6,355)

NET UNREALIZED GAINS AND LOSSES
-------------------------------------------------------------------
Net unrealized gains on investments                           1,679

EXPENSES
-------------------------------------------------------------------
Investment adviser and administrator fees                        67 b
Transfer agent and shareholder service fees                      31 c
Trustees' fees                                                    7 d
Custodian fees                                                   44
Portfolio accounting fees                                         2
Professional fees                                                20
Registration fees                                                 6
Shareholder reports                                              27
Other expenses                                        +           5
                                                      -------------
Total expenses                                                  209
Expense reduction                                     -          98 e
                                                      -------------
NET EXPENSES                                                    111

DECREASE IN NET ASSETS FROM OPERATIONS

TOTAL INVESTMENT INCOME                                         197
NET EXPENSES                                          -         111
                                                      -------------
NET INVESTMENT INCOME                                            86
NET REALIZED LOSSES                                          (6,355) f
NET UNREALIZED GAINS                                  +       1,679 f
                                                      -------------
DECREASE IN NET ASSETS FROM OPERATIONS                      ($4,590)

a An additional $3 was withheld for foreign taxes.

b Calculated as 0.54% of average daily net assets.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

d For the fund's independent trustees only.

e Includes $52 from the investment adviser (CSIM) and $22 from the transfer agent and shareholder service agent (Schwab). In addition, the total expenses reimbursed by the investment adviser was $24. These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2003, to 0.89% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

f These add up to a net loss on investments of $4,676.

See financial notes.
                                                                             11

COMMUNICATIONS FOCUS FUND -- Financials

Statements of

CHANGES IN NET ASSETS

For the current and prior report periods. All numbers x 1,000.


OPERATIONS
--------------------------------------------------------------------------------------
                                                   11/1/01-10/31/02   11/1/00-10/31/01

Net investment income or loss                              $86              ($4)
Net realized losses                                     (6,355)         (15,903)
Net unrealized gains or losses                      +    1,679             (470)
                                                   -----------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                  (4,590)         (16,377)

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------------
Dividends from net investment income                       $--               $9

TRANSACTIONS IN FUND SHARES
------------------------------------------------------------------------------------------
                                             11/1/01-10/31/02           11/1/00-10/31/01
                                          QUANTITY       VALUE          QUANTITY     VALUE
Shares sold                                  655        $2,313           1,719     $11,059
Shares reinvested                             --            --               1           8
Shares redeemed                        +  (1,190)       (4,283)         (1,903)    (11,253) a
                                       ---------------------------------------------------
NET DECREASE                                (535)      ($1,970)           (183)     ($186)

SHARES OUTSTANDING AND NET ASSETS
------------------------------------------------------------------------------------------
                                            11/1/01-10/31/02           11/1/00-10/31/01
                                          SHARES     NET ASSETS      SHARES    NET ASSETS
Beginning of period                        3,805      $15,841         3,988     $32,413
Total decrease                         +    (535)      (6,560)         (183)    (16,572) b
                                       ------------------------------------------------
END OF PERIOD                              3,270       $9,281         3,805     $15,841 c

a Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:

CURRENT PERIOD    $4

PRIOR PERIOD     $46

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $86 and $0 at the end of the current period and the prior period, respectively.

See financial notes.

        The fund's goal is to seek long-term capital growth.

Financial Services Focus Fund

[PHOTO OF GERI HOM AND LARRY MANO]

GERI HOM, a vice president and senior portfolio manager of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

LARRY MANO, a director and a portfolio manager, is responsible for the day-to-day management of the fund. Prior to joining the firm in 1998, he worked for 20 years in equity index management.

TICKER SYMBOL: SWFFX

MANAGERS' PERSPECTIVE

SEVERAL FACTORS COMBINED TO MAKE THIS A DIFFICULT REPORT PERIOD FOR THE U.S. STOCK MARKET. Fears of more terrorist attacks, increased tensions with Iraq, and corporate malfeasance rocked investor confidence. Coming at a time when the market was already struggling with low corporate earnings and inflated stock prices, these factors helped push the S&P 500(R) Index down by over 15% during the 12-month report period. In the context of this dismal market environment, financial services was among the best performing sectors.

BANKS CONTINUED TO BENEFIT FROM LOW RATES, enjoying unusually strong spreads between the rates they charged borrowers and their own costs of capital. The bulk of bank lending activity was geared to households for refinancing, new mortgages and automobiles. With low rates tempting many consumers to charge purchases, banks profited in the credit card arena as well.

Banks were far more reluctant when it came to lending to big businesses. Many areas of the corporate sector remained saddled with high debt levels from the late 1990's, and the resulting corporate loan write-offs and bankruptcies, com-bined with the accounting scandals, have made banks very wary. The worst performing industry was multi-line insurance, led by Cigna, 1 whose earning shortfall hurt the fund. On a market-cap basis, the smaller cap stocks outper-formed mid- and large-caps over the course of the period.

SIGNS OF IMPROVEMENT IN CORPORATE EARNINGS AND CAPITAL SPENDING HELPED SPARK A U.S. STOCK MARKET RALLY IN THE LAST MONTH OF THE REPORT PERIOD. We will see if the rally, perhaps strengthened by the Federal Reserve's interest rate cut in early November 2002, is sustainable. If corporate earnings continue to improve, we believe banks should become more willing to lend to businesses, boosting capital spending, a key component to economic recovery.

Since the fund focuses its investments on companies involved in one specific sector, the fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the report date.

1 Cigna represented 0.4% of the fund's assets as of 10/31/02.

FINANCIAL SERVICES FOCUS FUND

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 10/31/02

This chart compares performance of the fund with the S&P Financial Services Sector Index and the Morningstar Financial Services Fund category.

[BAR CHART]


                               S&P FINANCIAL SERVICES
                    FUND 1          SECTOR INDEX         PEER GROUP AVERAGE 2
                    ------     ----------------------    --------------------
1 YEAR              -1.78%             -5.15%                   -1.75%
SINCE INCEPTION:
  7/3/00            -0.18%             -0.10%                    4.78

PERFORMANCE OF A $10,000 INVESTMENT

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in two indices: the S&P 500(R) Index and the S&P Financial Services Sector Index.

$9,959 FUND 1

$9,976 S&P FINANCIAL SERVICES SECTOR INDEX

$6,287 S&P 500 INDEX

[LINE GRAPH]

                                                        S&P
                                                     Financial
                                                      Services           S&P 500
                                 SWFFX                 Sector             Index
                                 -----               ----------          -------
         3-Jul-00                10000                 10000              10000
           Jul-00                10770                 11034               9844
           Aug-00                11830                 12093              10455
           Sep-00                12050                 12381               9903
           Oct-00                11860                 12327               9862
           Nov-00                11200                 11601               9085
           Dec-00                12136                 12648               9129
           Jan-01                11928                 12613               9453
           Feb-01                11501                 11784               8591
           Mar-01                11023                 11429               8046
           Apr-01                11637                 11855               8672
           May-01                12032                 12332               8730
           Jun-01                12094                 12327               8518
           Jul-01                11761                 12128               8434
           Aug-01                11096                 11389               7906
           Sep-01                10368                 10717               7267
           Oct-01                10139                 10518               7406
           Nov-01                10805                 11269               7974
           Dec-01                11172                 11515               8044
           Jan-02                10919                 11335               7927
           Feb-02                10982                 11170               7774
           Mar-02                11499                 11913               8066
           Apr-02                11351                 11595               7577
           May-02                11362                 11575               7521
           Jun-02                10866                 11026               6986
           Jul-02                10433                 10151               6442
           Aug-02                10549                 10359               6484
           Sep-02                 9378                  9148               5779
        31-Oct-02                 9959                  9976               6287

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance doesn't indicate future results.

1 Fund returns reflect expense reductions by the fund's investment adviser
  (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source: Morningstar, Inc. As of 10/31/02, the total number of funds in the Financial Services Fund category for the one-year period was 114.


Schwab Focus Funds

FUND FACTS As of October 31, 2002

TOP TEN HOLDINGS 1

SECURITY                                 % OF INVESTMENTS
---------------------------------------------------------
 (1) GENERAL ELECTRIC CO.                      10.5%
---------------------------------------------------------
 (2) AMERICAN INTERNATIONAL GROUP, INC.         6.4%
---------------------------------------------------------
 (3) BANK OF AMERICA CORP.                      6.2%
---------------------------------------------------------
 (4) CITIGROUP, INC.                            5.4%
---------------------------------------------------------
 (5) BERKSHIRE HATHAWAY, INC., CLASS A          4.8%
---------------------------------------------------------
 (6) WELLS FARGO & CO.                          3.3%
---------------------------------------------------------
 (7) FANNIE MAE                                 3.2%
---------------------------------------------------------
 (8) WACHOVIA CORP.                             2.8%
---------------------------------------------------------
 (9) BANK ONE CORP.                             2.7%
---------------------------------------------------------
(10) ALLSTATE CORP.                             2.5%
---------------------------------------------------------
     TOTAL                                     47.8%

STATISTICS

                                                               PEER GROUP
                                              FUND             AVERAGE 2
-------------------------------------------------------------------------
NUMBER OF HOLDINGS                               99                 69
-------------------------------------------------------------------------
MEDIAN MARKET CAP ($ x 1,000,000)           $35,205            $16,692
-------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                     17.8               18.1
-------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                          2.3                2.3
-------------------------------------------------------------------------
12-MONTH YIELD                                 0.94%              0.64%
-------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                         131%               136%
-------------------------------------------------------------------------
THREE-YEAR BETA 3                              --                 --
-------------------------------------------------------------------------

EXPENSE RATIO

[BAR CHART]

FUND                            0.89% 4
PEER GROUP AVERAGE              1.65% 2

INDUSTRY WEIGHTINGS

This chart shows the composition by industry of the fund's portfolio as of the report date.

FINANCIAL SERVICES FOCUS FUND

[PIE CHART]

31.3%           BANKS
29.4%           MISCELLANEOUS FINANCE
23.1%           INSURANCE
10.5%           PRODUCER GOODS & MANUFACTURING
 4.1%           REAL PROPERTY
 1.6%           OTHER

1 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 10/31/02, there were 119 funds in the
  Financial Services Fund category.

3 Not available until the fund has sufficient performance to report.

4 Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes and certain non-routine expenses).

FINANCIAL SERVICES FOCUS FUND -- Financials

Financial tables

These tables provide additional data on the fund's performance,portfolio holdings and business operations. Complementing the tables is the financial notes section at the end of this report, which describes the fund's business structure, accounting practices and other matters. The financial tables and the financial notes have been audited by PricewaterhouseCoopers LLP.

Look online at WWW.SCHWAB.COM/SCHWABFUNDS/HOW2READ for guides that are designed to help you read the financial tables in any SchwabFunds(R) shareholder report.

FINANCIAL HIGHLIGHTS

                                                11/1/01    11/1/00-   7/3/00 1-
                                                10/31/02   10/31/01   10/31/00
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period           9.75      11.86      10.00
                                               ---------------------------------
Income or loss from investment operations:
  Net investment income                          0.12       0.09       0.04
  Net realized and unrealized gains or losses   (0.28)     (1.76)      1.82
                                               ---------------------------------
  Total income or loss from investment
    operations                                  (0.16)     (1.67)      1.86
Less distributions:
  Dividends from net investment income          (0.09)     (0.06)        --
  Distributions from net realized gains         (0.06)     (0.38)        --
                                               ---------------------------------
  Total distributions                           (0.15)     (0.44)        --
                                               ---------------------------------
Net asset value at end of period                 9.44       9.75      11.86
                                               ---------------------------------
Total return (%)                                (1.78)    (14.51)     18.60 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                             0.89      0.89       0.89 3
Expense reductions reflected in above ratio      0.43      0.34       1.10 3
Ratio of net investment income to
  average net assets                             1.20      0.75       1.04 3
Portfolio turnover rate                           131       151         40
Net assets, end of period ($ x 1,000,000)          17        21         24

1 Commencement of operations.

2 Not annualized.

3 Annualized.


See financial notes.

PORTFOLIO HOLDINGS As of October 31, 2002.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 +  New holding (since 10/31/01)

 o  Non-income producing security

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

100.00%   COMMON STOCK
          Market Value: $17,179
          Cost: $18,361

   0.0%   SHORT TERM INVESTMENT
          Market Value: $1
          Cost: $1
-------------------------------
100.00%   TOTAL INVESTMENTS
          Market Value: $17,180
          Cost: $18,362

                                                                    MKT. VALUE
SECURITY AND NUMBER OF SHARES                                       ($ x 1,000)

COMMON STOCK 100.0% of investments

     BANKS  31.3%
     --------------------------------------------------------------------------
   + AmSouth Bancorp.    200                                                  4
 (3) Bank of America Corp.    15,180                                      1,060
 (9) Bank One Corp.    12,000                                               463
   + BankAtlantic Bancorp, Inc., Class A    3,000                            28
     BB&T Corp.    3,360                                                    122
   + Brookline Bancorp, Inc.    5,400                                        61
   + City Holding Co.    5,900                                              166
   + Comerica, Inc.    2,700                                                118
     Doral Financial Corp.    2,200                                          58
     Fifth Third Bancorp    4,290                                           272
     FleetBoston Financial Corp.    12,180                                  285
     GreenPoint Financial Corp.    4,400                                    192
   + Hudson City Bancorp., Inc.    13,300                                   248
   + Huntington Bancshares, Inc.    1,400                                    26
     Independence Community Bank    3,800                                    97
     J.P. Morgan Chase & Co.    10,664                                      221
     KeyCorp., Inc.    3,600                                                 88
     National City Corp.    8,200                                           222
  o+ Net.B@nk, Inc.     200                                                   2
     North Fork Bancorp., Inc.    1,100                                      42
   + Roslyn Bancorp., Inc.    500                                             8
     Sterling Bancshares, Inc.    700                                         9
     U.S. Bancorp.    18,615                                                393
   + Union Planters Corp.    1,000                                           28
     UnionBanCal Corp.    2,800                                             120
 (8) Wachovia Corp.    13,600                                               473
 (6) Wells Fargo & Co.    11,400                                            575
                                                                    -----------
                                                                          5,381

     BUSINESS SERVICES  1.4%
     --------------------------------------------------------------------------
   o Cendant Corp.    1,000                                                  11
   o Concord EFS, Inc.    2,500                                              36
  o+ FTI Consulting, Inc.    1,000                                           41
     H&R Block, Inc.    3,400                                               151
  o+ LendingTree, Inc.    300                                                 4
                                                                    -----------
                                                                            243

     INSURANCE  23.1%
     --------------------------------------------------------------------------
   + Aetna, Inc.     3,400                                                  137
     Aflac, Inc.    2,800                                                    85
(10) Allstate Corp.    10,700                                               426
     American Financial Group, Inc.    5,280                                122
 (2) American International Group, Inc.    17,447                         1,091
   + AON Corp.    200                                                         4
   + Chubb Corp.    500                                                      28
   + CIGNA Corp.    1,700                                                    61
  o+ CNA Financial Corp.    6,300                                           166
     Fremont General Corp.    3,300                                          16
   + Hartford Financial Services
     Group, Inc.    2,300                                                    91
     John Hancock Financial
     Services, Inc.    3,020                                                 89
     Loews Corp.    2,400                                                   104
     Marsh & McLennan Cos., Inc.    2,900                                   135
     MBIA, Inc.    800                                                       35
     Metlife, Inc.    8,200                                                 196
   o Ohio Casualty Corp.    7,100                                            94
     The Phoenix Cos., Inc.    9,400                                         85

See financial notes.

FINANCIAL SERVICES FOCUS FUND -- Financials

PORTFOLIO HOLDINGS As of October 31, 2002.

                                                                    MKT. VALUE
SECURITY AND NUMBER OF SHARES                                       ($ x 1,000)

   + PMA Capital Corp., Class A    6,700                                     91
   + The PMI Group, Inc.     600                                             18
  o+ Principal Financial Group, Inc.    4,500                               126
     Progressive Corp.    1,200                                              66
  o+ Prudential Financial, Inc.    3,900                                    114
     Radian Group, Inc.    2,600                                             92
   + Safeco Corp.    4,000                                                  142
   + St. Paul Cos., Inc.    5,500                                           180
   o Travelers Property Casualty Corp.,
     Class A    6,126                                                        82
   o UICI    2,100                                                           31
     UnumProvident Corp.    500                                              10
     W.R. Berkley Corp.    550                                               20
   + XL Capital Ltd., Class A    400                                         31
                                                                    -----------
                                                                          3,968

     MISCELLANEOUS FINANCE  29.4%
     --------------------------------------------------------------------------
   + American Capital Strategies Ltd.    5,800                              114
     American Express Co.    10,960                                         399
   + Apex Mortgage Capital, Inc.    5,800                                    37
   + Astoria Financial Corp.    700                                          18
   + Bear Stearns Cos., Inc.    1,000                                        61
o(5) Berkshire Hathaway, Inc., Class A    11                                816
     Capital One Financial Corp.    1,200                                    37
     Charter One Financial, Inc.    7,947                                   241
  o+ CIT Group, Inc.    6,300                                               112
 (4) Citigroup, Inc.    24,975                                              923
   + Commercial Federal Corp.    700                                         16
     Countrywide Credit Industries, Inc.    1,700                            86
 (7) Fannie Mae    8,320                                                    556
     Freddie Mac    3,300                                                   203
     Goldman Sachs Group, Inc.    2,120                                     152
     Household International, Inc.    3,400                                  81
     MBNA Corp.    11,290                                                   229
   + MCG Capital Corp.    7,900                                              93
     Merrill Lynch & Co., Inc.    1,300                                      49
     Morgan Stanley    4,720                                                184
   + New Century Financial Corp.    2,200                                    47
   o Ocwen Financial Corp.    8,700                                          24
  o+ Saxon Capital, Inc.    3,300                                            35
     Sovereign Bancorp., Inc.    14,200                                     200
   + Staten Island Bancorp., Inc.    400                                      7
     Washington Mutual, Inc.    9,040                                       323
                                                                    -----------
                                                                          5,043

     PRODUCER GOODS & MANUFACTURING  10.5%
     --------------------------------------------------------------------------
 (1) General Electric Co.    71,060                                       1,794

     REAL PROPERTY  4.1%
     --------------------------------------------------------------------------
   + Developers Diversified Realty Corp.    12,900                          276
   + Getty Realty Corp.    200                                                4
   + Heritage Property Investment Trust    600                               14
   + HRPT Properties Trust    16,200                                        128
   + IMPAC Mortgage Holdings, Inc.    9,100                                  99
     iStar Financial, Inc.    1,500                                          43
   + Senior Housing Properties Trust    14,400                              147
                                                                    -----------
                                                                            711

     TRAVEL & RECREATION  0.2%
     --------------------------------------------------------------------------
   o Host Marriott Corp.    4,700                                            39

     SECURITY                                       FACE VALUE
       RATE, MATURITY DATE                          ($ x 1,000)

     SHORT TERM INVESTMENT
     0.0% of investments

     Brown Brothers Harriman,
     Grand Cayman Time Deposit
       2.05%, 11/01/02                                       1                1

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.

See financial notes.

Statement of
ASSETS AND LIABILITIES
As of October 31, 2002. All numbers x 1,000 except NAV.

ASSETS
-------------------------------------------------------------------------------
Investments, at market value                                           $ 17,180 a
Receivables:
     Fund shares sold                                                         5
     Dividends                                                               25
Prepaid expenses                                                    +         5
                                                                    -----------
TOTAL ASSETS                                                             17,215

LIABILITIES
-------------------------------------------------------------------------------
Payables:
     Fund shares redeemed                                                    10
Accrued expenses                                                    +        32
                                                                    -----------
TOTAL LIABILITIES                                                            42

NET ASSETS
-------------------------------------------------------------------------------
TOTAL ASSETS                                                             17,215
TOTAL LIABILITIES                                                   -        42
                                                                    -----------
NET ASSETS                                                             $ 17,173

NET ASSETS BY SOURCE

Capital received from investors                                          19,394
Net investment income not yet distributed                                   203
Net realized capital losses                                              (1,242)
Net unrealized capital losses                                            (1,182)

NET ASSET VALUE (NAV)

                 SHARES
NET ASSETS   /   OUTSTANDING   =   NAV
$17,173          1,820             $9.44

a The fund paid $18,362 for these securities. Not counting short-term obligations and government securities, the fund paid $27,290 for securities during the report period and received $30,913 from securities it sold or that matured.

FEDERAL TAX DATA

PORTFOLIO COST                           $ 18,651
NET UNREALIZED GAINS AND LOSSES:
Gains                                    $  1,608
Losses                             +       (3,079)
                                   --------------
                                          ($1,471)

UNDISTRIBUTED EARNINGS:

Ordinary income                          $    203
Long-term capital gains                  $     --
UNUSED CAPITAL LOSSES:
Expires 10/31 of:                     Loss amount
    2010                                 $    953

See financial notes.

FINANCIAL SERVICES FOCUS FUND -- Financials

Statement of
OPERATIONS
For November 1, 2001 through October 31, 2002. All numbers x 1,000.

INVESTMENT INCOME
-------------------------------------------------------------------------------
Dividends                                                                  $436

NET REALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net realized losses on investments sold                                    (668)

NET UNREALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net unrealized gains on investments                                         224

EXPENSES
-------------------------------------------------------------------------------
Investment adviser and administrator fees                                   113 a
Transfer agent and shareholder service fees                                  52 b
Trustees' fees                                                                6 c
Custodian fees                                                               49
Portfolio accounting fees                                                     3
Professional fees                                                            20
Registration fees                                                            12
Shareholder reports                                                          16
Other expenses                                                      +         4
                                                                    -----------
Total expenses                                                              275
Expense reduction                                                   -        90 d
                                                                    -----------
NET EXPENSES                                                                185

DECREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                     436
NET EXPENSES                                                        -       185
                                                                    -----------
NET INVESTMENT INCOME                                                       251
NET REALIZED LOSSES                                                        (668) e
NET UNREALIZED GAINS                                                +       224 e
                                                                    -----------
DECREASE IN NET ASSETS FROM OPERATIONS                                    ($193)

a Calculated as 0.54% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c For the fund's independent trustees only.

d Includes $85 from the investment adviser (CSIM) and $5 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2003, to 0.89% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net loss on investments of $444.

See financial notes.

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
------------------------------------------------------------------------------
                                         11/1/01-10/31/02     11/1/00-10/31/01
Net investment income                               $ 251               $  190
Net realized losses                                  (668)                (356)
Net unrealized gains or losses           +            224               (3,800)
                                         -------------------------------------
DECREASE IN NET ASSETS
  FROM OPERATIONS                                    (193)              (3,966)

DISTRIBUTIONS PAID
------------------------------------------------------------------------------
Dividends from net investment income                  193                  120 a
Distributions from net realized gains    +            123                  809
                                         -------------------------------------
TOTAL DISTRIBUTIONS PAID                            $ 316               $  929 b

TRANSACTIONS IN FUND SHARES
------------------------------------------------------------------------------
                                    11/1/01-10/31/02        11/1/00-10/31/01
                                  QUANTITY        VALUE   QUANTITY       VALUE
Shares sold                            237      $ 2,445        867      $9,765
Shares reinvested                       29          290         78         860
Shares redeemed                 +     (633)      (6,384)      (793)     (8,539) c
                                ----------------------------------------------
NET INCREASE OR
  DECREASE                            (367)     ($3,649)       152      $2,086

SHARES OUTSTANDING AND NET ASSETS
------------------------------------------------------------------------------
                                      11/1/01-10/31/02       11/1/00-10/31/01
                                    SHARES   NET ASSETS     SHARES  NET ASSETS
Beginning of period                  2,187     $ 21,331      2,035    $ 24,140
Total increase or
  decrease                      +     (367)      (4,158)       152      (2,809) d
                                ----------------------------------------------
END OF PERIOD                        1,820     $ 17,173      2,187    $ 21,331 e

  UNAUDITED
a For corporations, 100% of the fund's dividends for the report period qualify for the dividends- received deduction.

b The tax basis components of  distributions paid for the current year are:

  Ordinary income           $316
  Long-term capital gains   $ --

c Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:

  CURRENT PERIOD   $ 4
  PRIOR PERIOD     $18

d Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

e Includes net investment income not yet distributed in the amount of $203 and $145 at the end of the current period and the prior period, respectively.

See financial notes.

      The fund's goal is to seek long-term capital growth.

Health Care Focus Fund

[PHOTO OF GERI HOM]

GERI HOM, a vice president and senior portfolio manager of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

TICKER SYMBOL: SWHFX

MANAGER'S PERSPECTIVE

U.S. EQUITY MARKETS CONTINUED THEIR DECLINE DURING THIS REPORT PERIOD, WITH MOST MAJOR INDICES RECORDING DOUBLE-DIGIT LOSSES. Investors wary of corporate scandals, weak earnings and global tensions avoided the turbulent equity markets in favor of safer investments. The fund's performance during the report period was disappointing, as it underperformed its benchmark and the broader market as measured by the S&P 500(R) Index.

A STRUGGLING PHARMACEUTICAL SECTOR WAS A MAJOR CONTRIBUTOR TO THE FUND'S POOR PERFORMANCE. Pharmaceutical firms were hurt by increased competition from generic drugs and a weak product pipeline. The biotechnology sector also performed poorly as the FDA rejected several new drug applications, causing investors to avoid this often-volatile sector. Amidst the overall negative environment for stocks, health care stocks tumbled in response to any negative development, whether it affected the industry or the market in general.

The best performing stocks in the fund were in the managed care sector. These stocks benefited from strong admissions growth and high Medicare reimbursements.

WHILE WE REMAIN IN A DIFFICULT ENVIRONMENT, THERE ARE REASONS TO BE OPTIMISTIC ABOUT THE HEALTH CARE SECTOR. We believe that medical technology stocks, boosted by several new product approvals in cardiology, may show improved performance. Additionally, health care companies have seen spikes in demand for certain products, and some elements of health care spending are relatively unaffected by economic weakness.

Since the fund focuses its investments on companies involved in one specific sector, the fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the report date.


Schwab Focus Funds

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 10/31/02

This chart compares performance of the fund with the S&P Health Care Sector Index and the Morningstar Health Care Fund category.

[BAR CHART]

                                        S&P HEALTH CARE    PEER GROUP
                              FUND 1      SECTOR INDEX     AVERAGE 2
1 YEAR                       -20.84%         -16.84%        -24.87%
SINCE INCEPTION: 7/3/00      -12.91%          -9.14%        -15.00%

PERFORMANCE OF A $10,000 INVESTMENT

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in two indices: the S&P 500(R) Index and the S&P Health Care Sector Index.

$7,240 FUND 1
$7,994 S&P HEALTH CARE SECTOR INDEX
$6,287 S&P 500 INDEX

[LINE CHART]

                          S&P Health Care
               SWHFX       Sector Index        S&P 500 Index
 3-Jul-00      10000           10000              10000
   Jul-00       9450            9439               9844
   Aug-00       9820            9504              10455
   Sep-00      10160            9976               9903
   Oct-00      10270           10342               9862
   Nov-00      10460           10782               9085
   Dec-00      10905           11084               9129
   Jan-01       9848           10180               9453
   Feb-01       9797           10204               8591
   Mar-01       8892            9446               8046
   Apr-01       9268            9705               8672
   May-01       9492            9824               8730
   Jun-01       9278            9367               8518
   Jul-01       9594            9871               8434
   Aug-01       9258            9522               7906
   Sep-01       9228            9660               7267
   Oct-01       9146            9613               7406
   Nov-01       9624           10081               7974
   Dec-01       9335            9760               8044
   Jan-02       9111            9668               7927
   Feb-02       8989            9706               7774
   Mar-02       9101            9726               8066
   Apr-02       8582            9124               7577
   May-02       8389            8950               7521
   Jun-02       7657            8129               6986
   Jul-02       7291            7962               6442
   Aug-02       7433            8060               6484
   Sep-02       6986            7542               5779
31-Oct-02       7240            7994               6287

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance doesn't indicate future results.

1 Fund returns reflect expense reductions by the fund's investment adviser
  (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source: Morningstar, Inc. As of 10/31/02, the total number of funds in the Health Care Fund category for the one-year period was 172.

HEALTH CARE FOCUS FUND

FUND FACTS As of October 31, 2002

TOP TEN HOLDINGS 1

SECURITY                         % OF INVESTMENTS
-------------------------------------------------
 (1) PFIZER, INC.                      16.1%
-------------------------------------------------
 (2) JOHNSON & JOHNSON                 14.5%
-------------------------------------------------
 (3) MERCK & CO., INC.                  9.2%
-------------------------------------------------
 (4) ABBOTT LABORATORIES                5.3%
-------------------------------------------------
 (5) PHARMACIA CORP.                    4.9%
-------------------------------------------------
 (6) BRISTOL-MYERS SQUIBB CO.           4.2%
-------------------------------------------------
 (7) ELI LILLY & CO.                    4.1%
-------------------------------------------------
 (8) MEDTRONIC, INC.                    4.0%
-------------------------------------------------
 (9) WYETH                              3.3%
-------------------------------------------------
(10) UNITEDHEALTH GROUP, INC.           2.7%
-------------------------------------------------
     TOTAL                             68.3%

STATISTICS

                                                  PEER GROUP
                                         FUND     AVERAGE 2
------------------------------------------------------------
NUMBER OF HOLDINGS                          51           61
------------------------------------------------------------
MEDIAN MARKET CAP ($ x 1,000,000)      $57,285      $15,965
------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                25.7         29.7
------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                     6.3          5.9
------------------------------------------------------------
12-MONTH YIELD                            0.07%        0.03%
------------------------------------------------------------
PORTFOLIO TURNOVER RATE                     99%         142%
------------------------------------------------------------
THREE-YEAR BETA 3                           --           --

[BAR CHART]

EXPENSE RATIO

FUND                    0.89% 4
PEER GROUP AVERAGE      1.74% 2

INDUSTRY WEIGHTINGS

This chart shows the composition by industry of the fund's portfolio as of the report date.

HEALTH CARE FOCUS FUND

[PIE CHART]

HEALTHCARE/DRUGS & MEDICINE      98.4%
OTHER                             1.6%

1 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 10/31/02, there were 188 funds in the Health
  Care Fund category.

3 Not available until the fund has sufficient performance to report.

4 Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes and certain non-routine expenses).


Schwab Focus Funds

HEALTH CARE FOCUS FUND -- Financials

Financial tables

These tables provide additional data on the fund's performance, portfolio holdings and business operations. Complementing the tables is the financial notes section at the end of this report, which describes the fund's business structure, accounting practices and other matters. The financial tables and the financial notes have been audited by PricewaterhouseCoopers LLP.

Look online at WWW.SCHWAB.COM/SCHWABFUNDS/HOW2READ for guides that are designed to help you read the financial tables in any SchwabFunds(R) shareholder report.

FINANCIAL HIGHLIGHTS

                                                      11/1/01-   11/1/00-    7/3/00 1-
                                                      10/31/02   10/31/01    10/31/00
----------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------
Net asset value at beginning of period                    9.00      10.27       10.00
                                                      ----------------------------------
Income or loss from investment operations:
   Net investment income or loss                          0.03       0.00 2     (0.00) 2
   Net realized and unrealized gains or losses           (1.90)     (1.10)       0.27
                                                      ----------------------------------
   Total income or loss from investment operations       (1.87)     (1.10)       0.27
Less distributions:
   Dividends from net investment income                  (0.01)     (0.00) 2       --
   Distributions from net realized gains                   --       (0.17)         --
                                                      ----------------------------------
   Total distributions                                   (0.01)     (0.17)         --
                                                      ----------------------------------
Net asset value at end of period                          7.12       9.00       10.27
                                                      ----------------------------------
Total return (%)                                        (20.84)    (10.94)       2.70 3

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                      0.89       0.89        0.89 4
Expense reductions reflected in above ratio               0.29       0.28        1.15 4
Ratio of net investment income or loss to
  average net assets                                      0.25       0.06       (0.02) 4
Portfolio turnover rate                                     99         92          41
Net assets, end of period ($ x 1,000,000)                   21         32          28

1  Commencement of operations.

2  Per share amount was less than $0.01.

3  Not annualized.

4  Annualized.

See financial notes.

HEALTH CARE FOCUS FUND -- Financials

PORTFOLIO HOLDINGS As of October 31, 2002.

This section shows all the securities in the fund's portfolio and their market value, as of the report date. We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 +  New holding (since 10/31/01)

 o  Non-income producing security

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

100.0%      COMMON STOCK
            Market Value:  $21,473
            Cost:  $25,391

  0.0%      SHORT TERM INVESTMENT
            Market Value:  $2
            Cost:  $2
----------------------------------
100.0%      TOTAL INVESTMENTS
            Market Value:  $21,475
            Cost:  $25,393

                                                      MKT. VALUE
     SECURITY AND NUMBER OF SHARES                    ($ x 1,000)
     COMMON STOCK 100.0% of investments

     BUSINESS SERVICES 0.7%
     ------------------------------------------------------------
   o Thermo Electron Corp.    8,100                           149

     Consumer: Nondurable    0.5%
     ------------------------------------------------------------
   o Service Corp. International    35,500                    112

     HEALTHCARE / DRUGS & MEDICINE    98.4%
     ------------------------------------------------------------
 (4) Abbott Laboratories    27,285                          1,142
     AmerisourceBergen Corp.    2,700                         192
  o+ Anthem, Inc.    4,100                                    258
  o+ Atrix Labs, Inc.    5,100                                 93
     Baxter International, Inc.    15,300                     383
  o+ Boston Scientific Corp.    9,800                         369
 (6) Bristol-Myers Squibb Co.    36,310                       894
     Cardinal Health, Inc.    6,550                           453
  o+ Chattem, Inc.    2,300                                    96
   o Edwards Lifesciences Corp.    5,100                      131
 (7) Eli Lilly & Co.    16,020                                889
  o+ Endo Pharmaceutical Holdings, Inc.    15,900             108
   o Forest Laboratories, Inc., Class A    2,300              225
  o+ Genesis Health Ventures, Inc.    8,400                   119
  o+ Guidant Corp.    4,900                                   145
  o+ Hanger Orthopedic Group, Inc.    5,400                    77
     HCA, Inc.    9,600                                       417
  o+ Health Net, Inc.    3,900                                 91
   o HealthSouth Corp.    22,700                               99
   o Humana, Inc.    9,600                                    117
 (2) Johnson & Johnson    53,080                            3,118
   o King Pharmaceuticals, Inc.    5,900                       91
  o+ Kyphon, Inc.    6,900                                     65
  o+ Laboratory Corp. of America
     Holdings, Inc.    2,700                                   65
     McKesson Corp.    11,700                                 349
 (8) Medtronic, Inc.    19,020                                852
 (3) Merck & Co., Inc.    36,505                            1,980
  o+ Orthodontic Centers of America, Inc.    8,900             85
 (1) Pfizer, Inc.    109,155                                3,468
 (5) Pharmacia Corp.    24,420                              1,050
  o+ PolyMedica Corp.    3,000                                 84
   o PSS World Medical, Inc.    23,500                        180
  o+ Quest Diagnostic, Inc.    1,500                           96
     Schering-Plough Corp.    22,065                          471
  o+ Sierra Health Services, Inc.    9,200                    116
   o Sola International, Inc.    8,500                        106
   o St. Jude Medical, Inc.    2,000                           71
  o+ Sunrise Assisted Living, Inc.    8,900                   185
     Tenet Healthcare Corp.    11,500                         331
  o+ Therasense, Inc.    10,200                                61
  o+ Triad Hospitals, Inc.    2,900                           106
(10) UnitedHealth Group, Inc.    6,300                        573
  o+ VCA Antech, Inc.    6,600                                 99
  o+ WellPoint Health Networks, Inc.    1,700                 128

See financial notes.

                                                      MKT. VALUE
     SECURITY AND NUMBER OF SHARES                    ($ x 1,000)
   + West Pharmaceutical Services, Inc.    11,400             219
  o+ Wright Medical Group, Inc.    10,100                     174
 (9) Wyeth    21,000                                          703
                                                      -----------
                                                           21,124

     INSURANCE 0.4%
     ------------------------------------------------------------
  o+ Cobalt Corp.    5,400                                     88

                                        FACE VALUE
     SECURITY RATE, MATURITY DATE       ($ x 1,000)
     SHORT TERM INVESTMENT
     0.0% of investments

     Brown Brothers Harriman,
     Grand Cayman Time Deposit
       2.05%, 11/01/02                       2             2

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.

See financial notes.

HEALTH CARE FOCUS FUND -- Financials

Statement of
ASSETS AND LIABILITIES
As of October 31, 2002. All numbers x 1,000 except NAV.

ASSETS
------------------------------------------------------------------
Investments, at market value                              $ 21,475 a
Receivables:
   Dividends                                                    26
Prepaid expenses                                      +          6
                                                      ------------
TOTAL ASSETS                                                21,507

LIABILITIES
------------------------------------------------------------------
Payables:
   Fund shares redeemed                                         13
Accrued expenses                                      +         29
                                                      ------------
TOTAL LIABILITIES                                               42

NET ASSETS
------------------------------------------------------------------
TOTAL ASSETS                                                21,507
TOTAL LIABILITIES                                     -         42
                                                      ------------
NET ASSETS                                                $ 21,465

NET ASSETS BY SOURCE

Capital received from investors                             31,525
Net investment income not yet distributed                       64
Net realized capital losses                                 (6,206)
Net unrealized capital losses                               (3,918)

NET ASSET VALUE (NAV)

                 SHARES
NET ASSETS   /   OUTSTANDING   =   NAV
$21,465          3,014             $7.12

a The fund paid $25,393 for these securities. Not counting short-term obligations and government securities, the fund paid $27,875 for securities during the report period and received $31,707 from securities it sold or that matured.

FEDERAL TAX DATA

PORTFOLIO COST                          $26,103
NET UNREALIZED GAINS AND LOSSES:
Gains                                   $ 1,266
Losses                             +     (5,894)
                                   ------------
                                        ($4,628)

UNDISTRIBUTED EARNINGS:

Ordinary income                         $    64
Long-term capital gains                 $    --
UNUSED CAPITAL LOSSES:
Expires 10/31 of:                   Loss amount
   2009                                 $ 1,467
   2010                            +      4,029
                                   ------------
                                        $ 5,496

See financial notes.

Statement of
OPERATIONS
For November 1, 2001 through October 31, 2002. All numbers x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------
Dividends                                                   $  319

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------
Net realized losses on investments sold                     (3,607)

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------
Net unrealized losses on investments                        (3,051)

EXPENSES
------------------------------------------------------------------
Investment adviser and administrator fees                      151 a
Transfer agent and shareholder service fees                     70 b
Trustees' fees                                                   6 c
Custodian fees                                                  46
Portfolio accounting fees                                        4
Professional fees                                               20
Registration fees                                               12
Shareholder reports                                             20
Other expenses                                        +          3
                                                      ------------
Total expenses                                                 332
Expense reduction                                     -         82 d
                                                      ------------
NET EXPENSES                                                   250

DECREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                        319
NET EXPENSES                                          -        250
                                                      ------------
NET INVESTMENT INCOME                                           69
NET REALIZED LOSSES                                         (3,607) e
NET UNREALIZED LOSSES                                 +     (3,051) e
                                                      ------------
DECREASE IN NET ASSETS FROM OPERATIONS                     ($6,589)

a Calculated as 0.54% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least February 28, 2003, to 0.89% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net loss on investments of $6,658.

See financial notes.
                                                                              29

HEALTH CARE FOCUS FUND -- Financials

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
----------------------------------------------------------------------------
                                        11/1/01-10/31/02    11/1/00-10/31/01
Net investment income                             $   69              $   18
Net realized losses                               (3,607)             (2,139)
Net unrealized losses                   +         (3,051)             (1,702)
                                        ------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS            (6,589)             (3,823)

DISTRIBUTIONS PAID
----------------------------------------------------------------------------
Dividends from net investment income                  19                   4 a
Distributions from net realized gains   +             --                 484
                                        ------------------------------------
TOTAL DISTRIBUTIONS PAID                          $   19              $  488 b

TRANSACTIONS IN FUND SHARES
----------------------------------------------------------------------------
                                    11/1/01-10/31/02      11/1/00-10/31/01
                                  QUANTITY      VALUE    QUANTITY      VALUE
Shares sold                            640     $5,425       1,786    $17,083
Shares reinvested                        2         17          45        458
Shares redeemed                 +   (1,184)    (9,378)     (1,023)    (9,455) c
                                --------------------------------------------
NET INCREASE OR
  DECREASE                            (542)   ($3,936)        808    $ 8,086

SHARES OUTSTANDING AND NET ASSETS
----------------------------------------------------------------------------
                                  11/1/01-10/31/02        11/1/00-10/31/01
                                SHARES    NET ASSETS    SHARES    NET ASSETS
Beginning of period              3,556       $32,009     2,748       $28,234
Total increase or
 decrease                     +   (542)      (10,544)      808         3,775 d
                              ----------------------------------------------
END OF PERIOD                    3,014       $21,465     3,556       $32,009 e

  UNAUDITED
a For corporations, 100% of the fund's dividends for the report period qualify for the dividends-received deduction.

b The tax basis components of distributions paid for the current year are:

  Ordinary income           $19
  Long-term capital gains   $--

c Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:

  CURRENT PERIOD           $ 7
  PRIOR PERIOD             $22

d Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

e Includes net investment income not yet distributed in the amount of $64 and $14 at the end of the current period and the prior period, respectively.

See financial notes.

      The fund's goal is to seek long-term capital growth.

Technology Focus Fund

[PHOTO OF GERI HOM AND LARRY MANO]

GERI HOM, a vice president and senior portfolio manager of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

LARRY MANO, a director and a portfolio manager, is responsible for the day-to-day management of the fund. Prior to joining the firm in 1998, he worked for 20 years in equity index management.

TICKER SYMBOL: SWTFX

MANAGERS' PERSPECTIVE

SEVERAL FACTORS COMBINED TO MAKE THIS A DIFFICULT REPORT PERIOD FOR THE U.S. STOCK MARKET. Fears of more terrorist attacks, increased tensions with Iraq, and corporate malfeasance rocked investor confidence. Coming at at time when the market was already struggling with low corporate earnings and inflated stock prices, these factors helped push the S&P 500(R) Index down by over 15% during the 12-month report period.

HIGH STOCK VALUES AND LACK OF DEMAND FOR GOODS AND SERVICES CONTINUED TO PLAGUE THE TECHNOLOGY SECTOR. The market is still feeling the fallout of the technology bubble of the late 1990's, which culminated with the surge of investing for Y2K issues. Despite continued negative sentiment towards the tech sector, second and third quarter GDP data did indicate that businesses have increased spending on information technology equipment and software. Unfortunately, much of the increase in IT spending came from imported goods, so U.S. companies did not necessarily benefit. Furthermore, many firms are still suffering from rapidly declining sales and profits, and tech manufacturing capacity remains significantly underutilized.

Many industries struggled during the period, with semiconductors being the worst performer, down 40%. Outside of Microsoft, the software industry also continued to flounder. 1 One of the few bright spots was aerospace/defense, which was up 10.7%.

Since the fund focuses its investments on companies involved in one specific sector, the fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the report date.

1  Microsoft represented 19.4% of the fund's net assets as of 10/31/02.

TECHNOLOGY FOCUS FUND

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 10/31/02

This chart compares performance of the fund with the S&P Technology Sector Index and the Morningstar Technology Fund category.

[BAR CHART]

                                                        S&P TECHNOLOGY         PEER GROUP
                                        FUND 1           SECTOR INDEX           AVERAGE 2

1 YEAR                                  -24.87%             -26.60%              -33.99%
SINCE INCEPTION: 7/3/00                 -41.12%             -43.26               -47.81%

PERFORMANCE OF A $10,000 INVESTMENT

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in two indices: the S&P 500(R) Index and the S&P Technology Sector Index.

$2,900 FUND 1

$2,660 S&P TECHNOLOGY SECTOR INDEX

$6,287 S&P 500 INDEX

[LINE GRAPH]

                               S&P Information       S&P 500
                  SWTFX       Technology Sector       Index
 3-Jul-00         10000           10000              10000
   Jul-00          9480            9523               9844
   Aug-00         10910           10590              10455
   Sep-00          9220            8607               9903
   Oct-00          8520            8109               9862
   Nov-00          6500            6440               9085
   Dec-00          5940            5734               9129
   Jan-01          6950            6761               9453
   Feb-01          5110            4868               8591
   Mar-01          4420            4250               8046
   Apr-01          5320            4969               8672
   May-01          5240            4721               8730
   Jun-01          5290            4776               8518
   Jul-01          4850            4492               8434
   Aug-01          4210            3926               7906
   Sep-01          3270            3154               7267
   Oct-01          3860            3702               7406
   Nov-01          4480            4334               7974
   Dec-01          4500            4250               8044
   Jan-02          4560            4309               7927
   Feb-02          4040            3705               7774
   Mar-02          4320            3934               8066
   Apr-02          3840            3447               7577
   May-02          3670            3314               7521
   Jun-02          3290            2912               6986
   Jul-02          2950            2669               6442
   Aug-02          2880            2637               6484
   Sep-02          2450            2175               5779
31-Oct-02          2900            2660               6287

   All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance doesn't indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source: Morningstar, Inc. As of 10/31/02, the total number of funds in the Technology Fund category for the one-year period was 368.

Schwab Focus Funds

FUND FACTS As of October 31, 2002

TOP TEN HOLDINGS 1

SECURITY                                         % OF INVESTMENTS
-----------------------------------------------------------------
 (1) MICROSOFT CORP.                                   19.4%
-----------------------------------------------------------------
 (2) INTERNATIONAL BUSINESS MACHINES CORP.              9.1%
-----------------------------------------------------------------
 (3) INTEL CORP.                                        8.9%
-----------------------------------------------------------------
 (4) CISCO SYSTEMS, INC.                                6.3%
-----------------------------------------------------------------
 (5) DELL COMPUTER CORP.                                5.0%
-----------------------------------------------------------------
 (6) ORACLE CORP.                                       3.6%
-----------------------------------------------------------------
 (7) HEWLETT-PACKARD CO.                                3.1%
-----------------------------------------------------------------
 (8) LOCKHEED MARTIN CORP.                              2.5%
-----------------------------------------------------------------
 (9) UNITED TECHNOLOGIES CORP.                          2.2%
-----------------------------------------------------------------
(10) TEXAS INSTRUMENTS, INC.                            1.9%
-----------------------------------------------------------------
     TOTAL                                             62.0%

STATISTICS

                                                           PEER GROUP
                                          FUND             AVERAGE 2
---------------------------------------------------------------------
NUMBER OF HOLDINGS                          100                  63
---------------------------------------------------------------------
MEDIAN MARKET CAP ($ x 1,000,000)       $44,298             $11,578
---------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                 34.5                36.0
---------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                      3.9                 3.8
---------------------------------------------------------------------
12-MONTH YIELD                             0.00%               0.02%
---------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                     117%                210%
---------------------------------------------------------------------
THREE-YEAR BETA 3                            --                  --
---------------------------------------------------------------------

EXPENSE RATIO

[BAR CHART]

FUND                      0.89% 4
PEER GROUP AVERAGE        1.86% 2

INDUSTRY WEIGHTINGS

This chart shows the composition by industry of the fund's portfolio as of the report date.

[PIE CHART]

53.4%   BUSINESS MACHINES & SOFTWARE
20.9%   ELECTRONICS
10.8%   AEROSPACE/DEFENSE
10.1%   BUSINESS SERVICES
 4.8%   OTHER

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 10/31/02, there were 379 funds in the Technology Fund category.

3  Not available until the fund has sufficient performance to report.

4 Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes and certain non-routine expenses).

TECHNOLOGY FOCUS FUND -- Financials

Financial tables

These tables provide additional data on the fund's performance, portfolio holdings and business operations. Complementing the tables is the financial notes section at the end of this report, which describes the fund's business structure, accounting practices and other matters. The financial tables and the financial notes have been audited by PricewaterhouseCoopers LLP.

Look online at WWW.SCHWAB.COM/SCHWABFUNDS/HOW2READ for guides that are designed to help you read the financial tables in any SchwabFunds(R) shareholder report.

FINANCIAL HIGHLIGHTS

                                                   11/1/01-     11/1/00-     7/3/00 1-
                                                   10/31/02     10/31/01     10/31/00
----------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------
Net asset value at beginning of period                 3.86         8.52        10.00
                                                   --------------------------------------
Loss from investment operations:
  Net investment loss                                 (0.02)       (0.03)       (0.02)
  Net realized and unrealized losses                  (0.94)       (4.63)       (1.46)
                                                   -------------------------------------
  Total loss from investment operations               (0.96)       (4.66)       (1.48)
                                                   -------------------------------------
Net asset value at end of period                       2.90         3.86         8.52
                                                   -------------------------------------
Total return (%)                                     (24.87)      (54.69)      (14.80) 2

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------
Ratio of net operating expenses to
average net assets                                     0.89         0.89         0.89 3
Expense reductions reflected in above ratio            0.26         0.27         0.63 3
Ratio of net investment loss to
average net assets                                    (0.57)       (0.65)       (0.63) 3
Portfolio turnover rate                                 117          120           37
Net assets, end of period ($ x 1,000,000)                26           39           48


1  Commencement of operations

2  Not annualized.

3  Annualized.

See financial notes.

PORTFOLIO HOLDINGS As of October 31, 2002.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 +   New holding (since 10/31/01)

 o   Non-income producing security

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

99.8%   COMMON STOCK
        Market Value: $25,667
        Cost: $35,598

 0.2%   SHORT TERM INVESTMENT
        Market Value: $41
        Cost: $41
-----------------------------
100.0%  TOTAL INVESTMENT
        Market Value: $25,708
        Cost: $35,639

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)

      COMMON STOCK 99.8% of investments

      AEROSPACE / DEFENSE  10.8%
      --------------------------------------------------------------------------
      Boeing Co.    11,000                                                   327
      General Dynamics Corp.    3,500                                        277
  (8) Lockheed Martin Corp.    11,300                                        654
    + Northrop Grumman Corp.    1,500                                        155
      Raytheon Co.    14,700                                                 434
    + Rockwell Collins, Inc.    5,700                                        128
   o+ Sequa Corp., Class A    900                                             35
    + Textron, Inc.    5,000                                                 205
  (9) United Technologies Corp.    9,300                                     573
                                                                     -----------
                                                                           2,788

      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES  0.5%
      --------------------------------------------------------------------------
      Danaher Corp.    1,400                                                  81
   o+ Stoneridge, Inc.    4,000                                               39
                                                                     -----------
                                                                             120

      BUSINESS MACHINES & SOFTWARE  53.4%
      --------------------------------------------------------------------------
   o+ Ascential Software Corp.    41,500                                     101
    o Avocent Corp.    7,000                                                 140
 o(4) Cisco Systems, Inc.    145,460                                       1,626
 o(5) Dell Computer Corp.    45,016                                        1,288
    o EMC Corp.    33,216                                                    170
   o+ Gateway, Inc.    29,400                                                 88
  (7) Hewlett-Packard Co.    51,017                                          806
      IKON Office Solutions, Inc.    10,040                                   71
   o+ Ingram Micro, Inc., Class A    8,000                                   115
  (2) International Business Machines Corp.    29,536                      2,332
   o+ Invision Technologies, Inc.    3,200                                   113
   o+ Lexmark International, Inc., Class A    1,400                           83
   o+ Maxtor Corp.    20,300                                                  76
   o+ Microchip Technology, Inc.    3,200                                     78
 o(1) Microsoft Corp.    93,492                                            4,999
   o+ Network Appliance, Inc.    8,900                                        80
 o(6) Oracle Corp.    90,748                                                 925
      Pitney Bowes, Inc.    2,000                                             67
    o Rational Software Corp.    7,000                                        46
   o+ S1 Corp.    11,000                                                      49
    o Storage Technology Corp.    6,300                                      111
    o Sun Microsystems, Inc.    22,556                                        67
   o+ Tech Data Corp.    2,600                                                83
   o+ The Titan Corp.    3,200                                                41
    o Xerox Corp.    26,900                                                  179
                                                                     -----------
                                                                          13,734

      BUSINESS SERVICES  10.1%
      --------------------------------------------------------------------------
   o+ Anteon International Corp    2,900                                      67
   o+ Ariba, Inc.    18,700                                                   44
    o Brocade Communications Systems, Inc.    6,700                           46
      Computer Associates International, Inc.    12,600                      187
   o+ DoubleClick, Inc.    10,700                                             75
   o+ Earthlink, Inc.    14,600                                               89
    o eBay, Inc.    4,300                                                    272
    o Freemarkets, Inc.    10,800                                             78
    o Intuit, Inc.    3,100                                                  161
   o+ J.D. Edwards & Co.    8,600                                            102

See financial notes.

TECHNOLOGY FOCUS FUND -- Financials

PORTFOLIO HOLDINGS As of October 31, 2002.

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      --------------------------------------------------------------------------
   o+ Manhattan Associates, Inc.    2,000                                     45
   o+ Mercury Interactive Corp.    1,500                                      40
    o NETIQ Corp.    7,000                                                    99
   o+ Network Associates, Inc.    5,800                                       92
   o+ Overture Services, Inc.    2,100                                        58
    o PeopleSoft, Inc.    4,000                                               72
   o+ QLogic Corp.    3,000                                                  104
   o+ Red Hat, Inc.    11,900                                                 53
   o+ Sandisk Corp.    8,200                                                 162
    o Siebel Systems, Inc.    5,200                                           39
   o+ Symantec Corp.    3,700                                                148
   o+ Synopsys, Inc.    1,900                                                 72
    o Ticketmaster Online-CitySearch, Inc., Class B    5,600                 132
   o+ United Online, Inc.    5,900                                            71
    o Veritas Software Corp.    8,552                                        130
   o+ Websense, Inc.    2,500                                                 51
    o Yahoo!, Inc.    7,276                                                  109
                                                                     -----------
                                                                           2,598

      CONSUMER: NONDURABLE  0.5%
      --------------------------------------------------------------------------
    o Electronic Arts, Inc.    2,100                                         137

      ELECTRONICS  20.9%
      --------------------------------------------------------------------------
   o+ Acxiom Corp.    4,000                                                   50
    o Agere Systems, Inc., Class A    92,300                                  80
    o Agilent Technologies, Inc.    8,500                                    117
    o Altera Corp.    5,700                                                   67
    o Analog Devices, Inc.    3,272                                           88
    o Applied Materials, Inc.    29,512                                      444
   o+ Applied Micro Circuits Corp.    12,000                                  47
    + Avnet, Inc.    15,200                                                  141
   o+ Benchmark Electronics, Inc.    3,100                                    69
    o Broadcom Corp., Class A    10,400                                      125
    o Cadence Design Systems, Inc.    3,800                                   38
    + Cubic Corp.    2,000                                                    30
   o+ Emulex Corp.    3,300                                                   59
   o+ ESS Technology, Inc.    4,700                                           26
    o Imation Corp.    2,400                                                  98
  (3) Intel Corp.    132,060                                               2,285
    o Intersil Corp., Class A    4,200                                        71
    + ITT Industries, Inc.    1,700                                          110
    o Jabil Circuit, Inc.    4,400                                            68
    o KLA-Tencor Corp.    2,700                                               96
      Linear Technology Corp.    3,500                                        97
    o LSI Logic Corp.    12,300                                               73
    o Maxim Integrated Products, Inc.    5,100                               162
   o+ Pinnacle Systems, Inc.    5,300                                         63
   o+ Power-One, Inc.    22,500                                              121
 (10) Texas Instruments, Inc.    30,300                                      481
   o+ Vishay Intertechnology, Inc.    5,200                                   54
    o Western Digital Corp.    13,900                                         86
    o Xilinx, Inc.    4,500                                                   85
   o+ Zoran Corp.    3,200                                                    48
                                                                     -----------
                                                                           5,379

      MISCELLANEOUS FINANCE  0.3%
      --------------------------------------------------------------------------
    o E*trade Group, Inc.    19,200                                           86

      PRODUCER GOODS & MANUFACTURING  1.8%
      --------------------------------------------------------------------------
    + Ametek, Inc.    6,700                                                  236
      Honeywell International, Inc.    9,300                                 223
                                                                     -----------
                                                                             459

      RETAIL  0.9%
      --------------------------------------------------------------------------
    o Amazon.com, Inc.    11,500                                             223

      TRAVEL & RECREATION 0.6%
      --------------------------------------------------------------------------
   o+ Sabre Holdings Corp.    2,700                                           52
   o+ Scientific Games Corp., Class A    12,000                               91
                                                                     -----------
                                                                             143

      SECURITY RATE, MATURITY DATE                      FACE VALUE
                                                        ($ x 1,000)

      SHORT TERM INVESTMENT
      0.2% of investments

      Brown Brothers Harriman,
      Grand Cayman Time Deposit
      2.05%, 11/01/02                                         41              41

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.

See financial notes.

Statement of
ASSETS AND LIABILITIES
As of October 31, 2002. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                           $ 25,708 a
Receivables:
  Fund shares sold                                                           25
  Dividends                                                                   4
Prepaid expenses                                                  +           6
                                                                  -------------
TOTAL ASSETS                                                             25,743

LIABILITIES
--------------------------------------------------------------------------------
Payables:
  Fund shares redeemed                                                        1
  Transfer agent and shareholder service fees                                 1
Accrued expenses                                                  +          40
                                                                  -------------
TOTAL LIABILITIES                                                            42

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             25,743
TOTAL LIABILITIES                                                 -          42
                                                                  -------------
NET ASSETS                                                             $ 25,701

NET ASSETS BY SOURCE

Capital received from investors                                          76,122
Net realized capital losses                                             (40,490)
Net unrealized capital losses                                            (9,931)

NET ASSET VALUE (NAV)

                 SHARES
NET ASSETS   /   OUTSTANDING   =   NAV
$25,701          8,876             $2.90

a The fund paid $35,639 for these securities. Not counting short-term obligations and government securities, the fund paid $42,642 for securities during the report period and received $45,671 from securities it sold or that matured.

FEDERAL TAX DATA

PORTFOLIO COST                          $ 39,011
NET UNREALIZED GAINS AND LOSSES:
Gains                                   $  1,553
Losses                              +    (14,856)
                                    ------------
                                        ($13,303)

UNDISTRIBUTED EARNINGS:

Ordinary income                         $     --
Long-term capital gains                 $     --
UNUSED CAPITAL LOSSES:
Expires 10/31 of:                    Loss amount
  2008                                  $    723
  2009                                    18,131
  2010                              +     18,264
                                    ------------
                                        $ 37,118

RECLASSIFICATIONS:
Net investment income not
yet distributed                         $    211
Reclassified as:
Capital received from investors            ($211)

See financial notes.

TECHNOLOGY FOCUS FUND -- Financials

Statement of
OPERATIONS
For November 1, 2001 through October 31, 2002. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                              $    121
Interest                                                          +           1
                                                                  -------------
TOTAL INVESTMENT INCOME                                                     122

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                 (14,163)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                       4,018

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   201 a
Transfer agent and shareholder service fees                                  93 b
Trustees' fees                                                                6 c
Custodian fees                                                               54
Portfolio accounting fees                                                     5
Professional fees                                                            20
Registration fees                                                            10
Shareholder reports                                                          35
Interest expense                                                              1
Other expenses                                                    +           5
                                                                  -------------
Total expenses                                                              430
Expense reduction                                                 -          97 d
                                                                  -------------
NET EXPENSES                                                                333

DECREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                     122
NET EXPENSES                                                      -         333
                                                                  -------------
NET INVESTMENT LOSS                                                        (211)
NET REALIZED LOSSES                                                     (14,163) e
NET UNREALIZED GAINS                                              +       4,018 e
                                                                  -------------
DECREASE IN NET ASSETS FROM OPERATIONS                                 ($10,356)

a  Calculated as 0.54% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c  For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least February 28, 2003, to 0.89% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e  These add up to a net loss on investments of $10,145. See financial notes.

See financial notes.

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                           11/1/01-10/31/02  11/1/00-10/31/01
Net investment loss                                   ($211)           ($277)
Net realized losses                                 (14,163)         (25,196)
Net unrealized gains or losses                +       4,018           (7,219)
                                           ----------------------------------
DECREASE IN NET ASSETS
  FROM OPERATIONS                                  ($10,356)        ($32,692)

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                    11/1/01-10/31/02        11/1/00-10/31/01
                                 QUANTITY     VALUE       QUANTITY    VALUE
Shares sold                         2,770     $10,781       7,022    $37,095
Shares redeemed               +    (3,948)    (13,544)     (2,576)   (13,374) a
                              -----------------------------------------------
NET INCREASE OR
  DECREASE                         (1,178)    ($2,763)      4,446    $23,721

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                  11/1/01-10/31/02         11/1/00 -10/31/01
                                 SHARES     NET ASSETS    SHARES   NET ASSETS
Beginning of period                10,054     $38,820       5,608    $47,791
Total increase or
  decrease                    +    (1,178)    (13,119)      4,446     (8,971) b
                              -----------------------------------------------
END OF PERIOD                       8,876     $25,701      10,054    $38,820 c

a Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:

  CURRENT PERIOD                 $15
  PRIOR PERIOD                   $53

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

c Includes net investment loss in the amount of $211 and $277 at the end of the current period and the prior period, respectively.


See financial notes.

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB CAPITAL TRUST, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUNDS OFFER ONE SHARE CLASS. Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS PAY DIVIDENDS from net investment income and make distributions from net capital gains once a year.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE COMMUNICATIONS FOCUS FUND MAY INVEST IN FORWARD CURRENCY CONTRACTS IN CONNECTION WITH THE PURCHASE AND SALE OF PORTFOLIO SECURITIES TO MINIMIZE THE UNCERTAINTY OF CHANGES IN FUTURE EXCHANGE RATES. "Forwards," as they are known, are contracts to buy and sell a currency at a set price on a future date.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Capital Trust. The funds discussed in this report are highlighted.

SCHWAB CAPITAL TRUST organized May 7, 1993
   Schwab S&P 500 Fund
   Schwab Small-Cap Index Fund(R)
   Schwab Total Stock Market Index Fund(R)
   Schwab International Index Fund(R)
   Schwab Core Equity Fund(TM)
   Schwab MarketTrack All Equity Portfolio
   Schwab MarketTrack Growth Portfolio
   Schwab MarketTrack Balanced Portfolio
   Schwab MarketTrack Conservative Portfolio
   Schwab U.S. MarketMasters Fund(TM)
   Schwab Balanced MarketMasters Fund(TM)
   Schwab Small-Cap MarketMasters Fund(TM)
   Schwab International MarketMasters Fund(TM)
   Schwab Hedged Equity Fund(TM)
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
   Institutional Select S&P 500 Fund
   Institutional Select Large-Cap Value Index Fund
   Institutional Select Small-Cap Value Index Fund


Schwab Focus Funds

Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties.

As with futures, forwards involve certain risks that are not fully reflected in the fund's financials. If counter-parties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

THE FUNDS MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The funds' repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the funds' custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE FUNDS MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUNDS NEGOTIATED FEES. The funds receive cash, letters of credit or U.S. government securities as collateral on these loans, and the value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUNDS MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have custodian overdraft facilities and line of credit arrangements of $150 million, $100 million and $150 million with PNC Bank, N.A., Bank of America, N.A. and The Bank of New York, respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

                                 AMOUNT
                              OUTSTANDING          AVERAGE            AVERAGE
                              AT 10/31/02         BORROWING*          INTEREST
FUND                          ($ x 1,000)         ($ x 1,000)         RATE* (%)
--------------------------------------------------------------------------------
COMMUNICATIONS
FOCUS FUND                         2                  66                2.13
--------------------------------------------------------------------------------
FINANCIAL SERVICES
FOCUS FUND                        --                  101               2.22
--------------------------------------------------------------------------------
HEALTH CARE
FOCUS FUND                        --                  114               2.17
--------------------------------------------------------------------------------
TECHNOLOGY
FOCUS FUND                        --                  183               2.17
--------------------------------------------------------------------------------

*  For the year ended October 31, 2002.

THE FUNDS PAY FEES FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING RELATED PARTIES. These transactions may include other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

- SECURITIES TRADED ON AN EXCHANGE OR OVER-THE-COUNTER: valued at the last-quoted sale price for the day, or, on days when no sale has been reported, halfway between the most recent bid and asked quotes.

- SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE READILY AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

- FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

- SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNTS is recorded as it accrues.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.


Schwab Focus Funds

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Communications Focus Fund
Financial Services Focus Fund
Health Care Focus Fund
Technology Focus Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Communications Focus Fund, Financial Services Focus Fund, Health Care Focus Fund and Technology Focus Fund (four of the portfolios constituting Schwab Capital Trust, hereafter collectively referred to as the "funds") at October 31, 2002, and the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, CA
December 6, 2002


Schwab Focus Funds

FUND TRUSTEES unaudited

  A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the SchwabFunds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

  Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

  Each of the SchwabFunds (of which there were 45 as of 10/31/02) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                            TRUST POSITION(S);
NAME AND BIRTHDATE          TRUSTEE SINCE              MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
---------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2         Chair, Trustee:            Chair, Co-CEO, Director, The Charles Schwab Corp.; CEO, Director,
7/29/37                     Family of Funds, 1989;     Schwab Holdings, Inc.; Chair, Director, Charles Schwab & Co., Inc.,
                            Investments, 1991;         Charles Schwab Investment Management, Inc.; Chair, Charles Schwab
                            Capital Trust, 1993;       Holdings (UK); Chair, CEO, Schwab (SIS) Holdings, Inc. I, Schwab
                            Annuity Portfolios, 1994.  International Holdings, Inc.; Director, U.S. Trust Corp., United States
                                                       Trust Co. of New York, The Gap, Inc. (clothing retailer), Audiobase,
                                                       Inc. (Internet audio solutions), Vodaphone AirTouch PLC (telecom),
                                                       Siebel Systems (software), Xign, Inc. (electronic payment systems).
                                                       Until 7/01: Director, The Charles Schwab Trust Co. Until 1/99: Director,
                                                       Schwab Retirement Plan Services, Inc., Mayer & Schweitzer, Inc.
                                                       (securities brokerage subsidiary of The Charles Schwab Corp.),
                                                       Performance Technologies, Inc. (technology), TrustMark, Inc.

1 The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab, Coghlan and Lyons, and some of Mr. Lyons's immediate family members, also own stock of the Charles Schwab Corporation.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES BUT NOT OFFICERS OF THE TRUST

NAME AND BIRTHDATE          TRUSTEE SINCE              MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
---------------------------------------------------------------------------------------------------------------------------------
JOHN PHILIP COGHLAN 1       Trustee: 2000              Vice Chair, EVP, The Charles Schwab Corp.; Vice Chair, President-
5/6/51                      (all trusts).              Retail, Charles Schwab & Co., Inc.; President, CEO, Director, The
                                                       Charles Schwab Trust Co.; Chair, Director, Schwab Retirement Plan
                                                       Services, Inc., Schwab Retirement Technologies, Inc. (formerly
                                                       TrustMark, Inc.); Director, Charles Schwab Investment Management,
                                                       Inc., Performance Technologies, Inc. (technology). Until 7/02:
                                                       Vice Chair, Enterprise President, Retirement Plan Services, Services
                                                       for Investment Managers, Charles Schwab & Co., Inc. Until 3/02:
                                                       Director, Charles Schwab Asset Management (Ireland) Ltd., Charles
                                                       Schwab Worldwide Funds PLC.
---------------------------------------------------------------------------------------------------------------------------------
JEFFREY M. LYONS 1          Trustee: 2002              EVP, Asset Management Products and Services, Charles Schwab &
2/22/55                     (all trusts).              Co., Inc. Until 9/01: EVP, Mutual Funds, Charles Schwab & Co., Inc.


INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE          TRUST OFFICE(S) HELD       MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
---------------------------------------------------------------------------------------------------------------------------------
RANDALL W. MERK             President, CEO             President, CEO, Charles Schwab Investment Management, Inc;
7/25/54                     (all trusts).              EVP, Charles Schwab & Co., Inc. Until 9/02: President and CIO,
                                                       American Century Investment Management; Director, American
                                                       Century Cos., Inc. Until 6/01: CIO, Fixed Income, American Century
                                                       Cos., Inc. Until 1997: SVP, Director, Fixed Income and Quantitative
                                                       Equity Portfolio Management, Twentieth Century Investors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
TAI-CHIN TUNG               Treasurer, Principal       SVP, CFO, Charles Schwab Investment Management, Inc.; VP,
3/7/51                      Financial Officer          The Charles Schwab Trust Co.; Director, Charles Schwab Asset
                            (all trusts).              Management (Ireland) Ltd., Charles Schwab Worldwide Funds PLC.
---------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD             SVP, Chief Investment      SVP, Chief Investment Officer, Director, Charles Schwab Investment
4/5/55                      Officer                    Management, Inc.; Chief Investment Officer, The Charles Schwab
                            (all trusts).              Trust Co.
---------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON              Secretary                  SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                     (all trusts).              Investment Management, Inc. Until 6/98: Branch Chief in Enforcement,
                                                       U.S. Securities and Exchange Commission, San Francisco.


1 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab, Coghlan and Lyons, and some of Mr. Lyons's immediate family members, also own stock of the Charles Schwab Corporation.


Schwab Focus Funds

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE          TRUSTEE SINCE               MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
---------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER          2000 (all trusts).          Chair, JDN Corp. Advisory LLC; Director, Stanford University, America
8/13/60                                                 First Cos., (venture capital/fund management), Redwood Trust, Inc.
                                                        (mortgage finance), Stanford Hospitals and Clinics, SRI International
                                                        (research), LookSmart, Ltd. (Internet infrastructure), PMI Group,
                                                        Inc. (mortgage insurance), Lucile Packard Children's Hospital. 2001:
                                                        Special Advisor to the President, Stanford University. Until 2001:
                                                        VP, Business Affairs, CFO, Stanford University.
---------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD           Family of Funds, 1989;      CEO, Dorward & Associates (management, marketing and
9/23/31                     Investments, 1991;          communications consulting). Until 1999: EVP, Managing Director,
                            Capital Trust, 1993;        Grey Advertising.
                            Annuity Portfolios, 1994.
---------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER           2000 (all trusts).          Co-CEO, Aphton Corp. (bio-pharmaceuticals). Director, Solectron Corp.
11/22/41                                                (manufacturing), Tenera, Inc. (services and software), Airlease Ltd.
                                                        (aircraft leasing), Mission West Properties (commercial real estate),
                                                        Digital Microwave Corp. (network equipment). Until 1998: Dean, Haas
                                                        School of Business, University of California, Berkeley.
---------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES            Family of Funds, 1989;      Chair, CEO, Director, Semloh Financial, Inc. (international financial
5/15/31                     Investments, 1991;          services and investment advice).
                            Capital Trust, 1993;
                            Annuity Portfolios, 1994.
---------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH             2000 (all trusts).          Chair, CEO, Founder, Smith Graham & Co. (investment advisors);
9/28/50                                                 Director, Pennzoil-Quaker State Co. (oil and gas), Rorento N.V.
                                                        (investments--Netherlands), Cooper Industries (electrical products);
                                                        Member, audit committee, Northern Border Partners, L.P. (energy).
---------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS          Family of Funds, 1989;      Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
6/28/38                     Investments, 1991;          Chair, CEO, North American Trust (real estate investments).
                            Capital Trust, 1993;
                            Annuity Portfolios, 1994.
---------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY           Family of Funds, 1989;      Chair, CEO, Wilsey Bennett, Inc. (transportation, real estate and
8/18/43                     Investments, 1991;          investments).
                            Capital Trust, 1993;
                            Annuity Portfolios, 1994.

GLOSSARY

Words and phrases that appear in financial reports often have specific meanings that are different from their everyday meanings. The glossary below tells you what is meant by the following terms when they are used in this report.

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

BETA A historical measure of an investment's volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CAP, CAPITALIZATION See "market cap."

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

EARNINGS GROWTH RATE For a mutual fund, the average yearly rate at which the earnings of the companies in the fund's portfolio have grown, measured over the past five years.

EARNINGS PER SHARE (EPS) A company's earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

MARKET CAP, MARKET CAPITALIZATION The value of a company as determined by the total value of all shares of its stock outstanding.

MEDIAN MARKET CAP The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund's portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund's assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PRICE-TO-BOOK RATIO (P/B) The market price of a company's stock compared with its "book value." A mutual fund's P/B is the weighted average of the P/B of all stocks in the fund's portfolio.

PRICE-TO-EARNINGS RATIO (P/E) The market price of a company's stock compared with earnings over the past year. A mutual fund's P/E is the weighted average of the P/E of all stocks in the fund's portfolio.

RETURN ON EQUITY (ROE) The average yearly rate of return for each dollar of investors' money, measured over the past five years.

STOCK A share of ownership, or equity, in the issuing company.

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.


Schwab Focus Funds

CONTACT SCHWAB

SchwabFunds(R) offers you a complete family of mutual funds, each one based on a time-tested investment approach and using disciplined, clearly defined management strategies.

Actively managed funds include multi-manager stock funds, a long-short stock fund with hedging capabilities, and a range of taxable and tax-free bond funds. Index funds include large-cap, small-cap and international stock funds. The list at right shows all currently available SchwabFunds.

Whether you're an experienced investor or just starting out, SchwabFunds can help you achieve your financial goal. Please call 1-800-435-4000 for a free prospectus and brochure for any SchwabFund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at 1-800-272-4922.

MAIL

Write to SchwabFunds at:
P.O. Box 3812
Englewood, CO  80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

1 Shares of Sweep Investments(TM)may not be purchased over the Internet.

2 Orders placed in person or through a telephone representative are subject to a service fee payable to Schwab.


THE SCHWABFUNDS FAMILY

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM) formerly Analytics Fund
Schwab Hedged Equity Fund(TM)
Schwab Focus Funds
    Communications Focus Fund
    Financial Services Focus Fund
    Health Care Focus Fund
    Technology Focus Fund
Schwab MarketMasters Funds(TM) formerly MarketManager Portfolios
    U.S. MarketMasters Fund(TM)
    Small-Cap MarketMasters Fund(TM)
    International MarketMasters Fund(TM)
    Balanced MarketMasters Fund(TM)

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
    All Equity Portfolio
    Growth Portfolio
    Balanced Portfolio
    Conservative Portfolio

BOND FUNDS
Schwab Short-Term Bond Market Fund
Schwab Total Bond Market Fund
Schwab YieldPlus Fund(R)
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund

SCHWAB MONEY FUNDS

Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity.3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]



INVESTMENT ADVISER

Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA  94104

DISTRIBUTOR
SchwabFunds(R)
P.O. Box 3812, Englewood, CO  80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2002 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper.
REG14995-02